                                 Exhibit 10.3




                Amendments P00112 to P00124 to Prime Contract
                            No. N00024-90-C-5208.

NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE    PAGE 1 OF 2 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00124                            SEE BLK 16C           N00024- 95-MR-21890                5-0294-21890
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE  N00024          7.  ADMINISTERED BY (If other than Item 6)                 CODE   S3305A
NAVAL SEA SYSTEMS COMMAND                         DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                 1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                      111 W. HURON STREET
ARLINGTON, VA 22242-5160                          BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.
   CEC NO: 789995610
                                                                              ---------------------------------------------
   COMPTEK Federal Systems, Inc.                                                9B. DATED (SEE ITEM 11)
   2732 Transit Road
   Buffalo, NY 14224-2523                                                     ---------------------------------------------
                                                                               10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
   TIN NO: 16-1411419                                                       X ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13)
CODE  OTTJ6                     FACILITY CODE                                       90 MAR 30
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
  X    appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
       UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT IF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 27 1995
                                                                 By /s/ Richard L. Swieter
- ---------------------------------------                             ---------------------------------------
(Signature of person authorized to sign)                            (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
NSN7540-01-152-8070
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                              N00024-90-C-5208
                                                              N00024-95-MR-21890
                                                              P00124
                                                              Page 2 OF 2



A. The purpose of this modification to Contract N00024-90-C-5208, is to make an administrative change. Accordingly, said Contract is hereby changed as follows:


     Under Modification P00108, dated 17 April 1995, the ACRNs were inadvertently left off of the Financial Accounting Data Sheets(FADs) of Technical Instructions TI-95-XX05, TI-95-XX06, and TI-95-XX06 they are replaced by FADs attached hereto.


B. Except as provided herein all other terms and conditons of contract N00024-90-C-5208 remains unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002495AF312LU               0028      AD


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           SER TI-95-XX05

  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KU    1751810         12LU    000      SA      SDF   0       068342   2D      000000   LU900         9TS    0000      $257,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $257,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               5 APR 95                                                                                 APR 17 1995
/s/ B. R. Freund                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Garris
- --------------------------                         IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    ---------------------------
Capt B. R. Freund                                                                         J. L. GARRIS
PEO(TAD)-D2A                                                                              BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002495RA01U6N               0028      AA


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
        Ser TI-95-XX06

  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KV    1751804         1U6N    000      SA      SDF   0       068342   2D      000000   46N00         9TS    0000      $675,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $675,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               5 APR 95                                                                                 APR 17 1995
/s/ B. R. Freund                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Garris
- ----------------------------                       IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    ---------------------------
Capt B. R. Freund                                                                         J. L. GARRIS
PEO(TAD)-D2A                                                                              BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N002495AF312LU                0028      AD


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
        Ser TI-95-XX07

  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KU    1751810         12LU    000      SA      SDF   0       068342   2D      000000   LU900         9TS    0000      $523,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $523,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               6 APR 95                                                                                 APR 17 1995
/s/ B. R. Freund                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Garris
- -----------------------------                      IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    ----------------------------
Capt. B. R. Freund                                                                        J. L. GARRIS
PEO(TAD)-D2A                                                                              BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE    PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00123                            SEE BLK 16C           N00024- 95-FR-54716                5-03KF-54716
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE  N00024          7.  ADMINISTERED BY (If other than Item 6)                 CODE   S3305A
NAVAL SEA SYSTEMS COMMAND                         DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                 1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                      111 W. HURON STREET
ARLINGTON, VA 22242-5160                          BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.
   CEC NO: 789995610
                                                                              ---------------------------------------------
   COMPTEK Federal Systems, Inc.                                                9B. DATED (SEE ITEM 11)
   2732 Transit Road
   Buffalo, NY 14224-2523                                                     ---------------------------------------------
                                                                               10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
   TIN NO: 16-1411419                                                       X ---------------------------------------------
- ---------------------------------------------------------------------------   10B. DATED (SEE ITEM 13)
CODE  OTTJ6                     FACILITY CODE                                       90 MAR 30
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
  X    UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUL 20 1995
                                                                 By /s/ Richard L. Swieter
- ---------------------------------------                             ---------------------------------------
(Signature of person authorized to sign)                            (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54716
                                                             Modification P00123
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $215,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $215,000.00 apportioned as follows:


                      EST                         FIXED
        ITEM         COST          COM             FEE          TOTAL
       ------       -------        ---            ------       -------
       0029AA       200,806        129            14,065       215,000





                    REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54716
                                                             Modification P00123
                                                             Page 3 of 7


2. Accordingly the amount funded to date is increased by $215,000.00 from $33,382,891.00 to a new total of $33,597,891.00 apportioned as follows:


                    EST
        ITEM        COST          COM       FIXED FEE     TOTAL     CATEGORY
       ------     ---------      -----      ---------   ----------  --------
       0001AA     1,284,239        763        89,898     1,374,900  RDT&E,N
       0001AB        84,066         50         5,884        90,000  FMS
       0001AC       611,810        365        42,825       655,000  O&MN
       0001AD       672,523        401        47,076       720,000  OPN
       0001AE       186,812        111        13,077       200,000  SCN
       0001AH       233,514        141        16,345       250,000  OTHER AGENCY
       0004AC        46,703         28         3,269        50,000  SCN
       0005AA        46,703         28         3,269        50,000  RDT&E
       0005AB       802,358        477        56,165       859,000  SCN
       0005AD       513,733        306        35,961       550,000  OTHER AGENCY
       0007AA       842,803        500        58,997       902,300  RDT&E
       0007AB       119,558         73         8,369       128,000  FMS
       0007AC       520,272        309        36,419       557,000  O&MN
       0007AD       817,303        486        57,211       875,000  OPN
       0007AE       910,710        540        63,750       975,000  SCN
       0007AF       382,965        228        26,807       410,000  DBOF
       0007AG        56,044         33         3,923        60,000  NAVAIR RDT&E
       0007AH       289,559        172        20,269       310,000  SPAWAR OPN
       0007AJ        46,703         28         3,269        50,000  NAVAIR NG
       0007AK       373,624        222        26,154       400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100        11,769       180,000  SCN
       0011AD       177,472        105        12,423       190,000  SPAWAR RDT&E
       0011AE       158,790         94        11,116       170,000  SCN
                  ---------      -----       -------    ----------
       SUB TOTAL  9,346,395      5,560       654,245    10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54716
                                                 Modification P00123
                                                 Page 4 of 7



 ITEM          ESTIMATED        COM    FIXED FEE    AMOUNT        CATEGORY

SUB-TOTAL      9,346,395       5,560    654,245    10,006,200

0012AA           760,704         462     53,234       814,400    O&MN
0012AB         1,358,597         817     95,086     1,454,500    RDT&E
0012AC            94,531          57      6,616       101,204    FMS
0012AD         1,516,903         907    106,190     1,624,000    OPN
0012AF            14,945           9      1,046        16,000    FMS
0012AG            35,303          21      2,472        37,796    FMS
0012AH            18,681          11      1,308        20,000    FMS
0012AJ            18,681          11      1,308        20,000    FMS
0012AK            23,351          14      1,635        25,000    FMS
0012AL            84,064          50      5,886        90,000    FMS
0012AM            42,032          25      2,943        45,000    FMS
0012AN            42,032          25      2,943        45,000    FMS
0012AP            82,196          49      5,755        88,000    SPAWAR/OPN
0012AQ           240,053         144     16,803       257,000    DBOF
0012AR             4,670           3        327         5,000    OTHER
0012AS           102,695          67      7,188       109,950    OTHER/DBOF
              ----------       -----    -------    ----------
SUB-TOTAL      4,439,438       2,672    310,740     4,752,850

SUB-TOTAL
TO DATE       13,785,833       8,232    964,985    14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54716
                                                 Modification P00123
                                                 Page 5 of 7



 ITEM            ESTIMATED          COM    FIXED FEE     AMOUNT     CATEGORY
SUB
TOTAL           13,785,833          8,232    964,985    14,759,050

0012AT             112,087             67      7,846       120,000  FMS
0012AU             112,087             67      7,846       120,000  FMS
0012AV              51,373             31      3,596        55,000  FMS
0012AW              18,681             11      1,308        20,000  FMS
0012AX              46,703             28      3,269        50,000  FMS
0012AY              46,703             28      3,269        50,000  FMS
0012AZ              18,681             11      1,308        20,000  FMS
0012BA               4,670              3        327         5,000  FMS
0012BB             168,130            101     11,769       180,000  FMS
0013AA             233,520            145     16,335       250,000  OPN
                ----------          -----  ---------    ----------
TOTAL              812,635            492     56,873       870,000


0017AA           1,071,486            693     75,046     1,147,225  RDT&E
0017AC             369,859            241     25,900       396,000  O&MN
0017AD           1,499,061            962    104,977     1,605,000  OPN
0017AE           1,821,483          1,171    127,546     1,950,200  SCN
0017AF              46,700             31      3,269        50,000  OTHER
0017AG             405,517            260     28,403       434,180  DBOF
0017AH              36,613             23      2,564        39,200  FMS
0017AJ             152,241            100     10,659       163,000  WPN
0017AK              56,039             36      3,925        60,000  APN
0017AL              70,050             47      4,903        75,000  O&MN
                ----------         ------  ---------    ----------
TOTAL            5,529,049          3,564    387,192     5,919,805


0022AA             819,101            524     57,375       877,000  RDT&E
0022AB                   0              0          0             0  FMS
0022AC             348,375            223     24,402       373,000  O&MN
0022AD             962,000            616     67,384     1,030,000  OPN
0022AE              93,398             60      6,542       100,000  SCN
0022AF                   0              0          0             0  DBOF
0022AG              34,557             22      2,421        37,000  WPN
0022AH                   0              0          0             0  APN
                ----------         ------  ---------    ----------
TOTAL            2,257,431          1,445    158,124     2,417,000

SUB-TOTAL
TO DATE         22,384,948         13,733  1,567,174    23,965,855

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54716
                                                 Modification P00123
                                                 Page 6 of 7


 ITEM         ESTIMATED           COM      FIXED FEE     AMOUNT    CATEGORY
SUB
TOTAL         22,384,948          13,733   1,567,174   23,965,855

0023AA           513,221             330      35,949      549,500  RDT&E
0023AB           322,224             206      22,570      345,000  O&MN
              ----------          ------   ---------   ----------
SUB              835,445             536      58,519      894,500
TOTAL

0024AA                 0               0           0            0  RDT&E
0024AB            37,359              24       2,617       40,000  O&MN
0024AC           803,225             514      56,261      860,000  SCN
0024AD            46,699              30       3,271       50,000  FMS
              ----------          ------   ---------   ----------
SUB              887,283             568      62,149      950,000
TOTAL

0025AA           205,476             132      14,392      220,000  RDT&E
0025AB                 0               0           0            0  O&MN
              ----------          ------   ---------   ----------
SUB              205,476             132      14,392      220,000
T0TAL

0026AA           216,682             139      15,179      232,000  RDT&E
0026AB           359,527             285      25,188      385,000  SCN
0026AC            91,997              59       6,444       98,500  OPN
0026AD           800,423             512      56,065      857,000  O&MN
0026AE            18,680              12       1,308       20,000  FMS
0026AF            18,680              12       1,308       20,000  OTHER
0026AG            58,374              37       4,089       62,500  DBOF
0026AH             9,340               6         654       10,000  DOD-R&D
              ----------          ------   ---------   ----------
SUB            1,573,703           1,062     110,235    1,685,000
TOTAL

0027             555,272           4,395      38,869      598,536
              ----------          ------   ---------   ----------
SUB              555,272           4,395      38,869      598,536
TOTAL

0028AA         1,008,699             646      70,655    1,080,000  O&MN
0028AB         1,418,716             909      99,375    1,519,000  RDT&E,N
0028AC           761,193             489      53,318      815,000  SCN
0028AD         1,428,991             916     100,093    1,530,000  OPN
0028AE                 0               0           0            0  WPN
0028AF                 0               0           0            0  APN
0028AG                 0               0           0            0  FMS
0028AH                 0               0           0            0  DBOF
0028AJ                 0               0           0            0  OTHER
              ----------          ------   ---------   ----------
SUB            4,617,599           2,960     323,441    4,944,000
TOTAL

SUB
TOTAL TO      31,059,726          23,386   2,174,779   33,257,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54716
                                                             Modification P00123
                                                             Page 7 of 7


    ITEM        ESTIMATED           COM     FIXED FEE     AMOUNT   CATEGORY
SUB
TOTAL           31,059,726          23,386  2,174,779   33,257,891

0029AA             200,806             129     14,065      215,000  O&MN
0029AB             116,747              75      8,178      125,000  RDT&E,N
0029AC                   0               0          0            0  SCN
0029AD                   0               0          0            0  OPN
0029AE                   0               0          0            0  WPN
0029AF                   0               0          0            0  APN
0029AG                   0               0          0            0  FMS
0029AH                   0               0          0            0  DBOF
0029AJ                   0               0          0            0  OTHER
                 ---------          ------  ---------   ----------
TOTAL              317,553             204     22,243      340,000


0030AA                   0               0          0            0  O&MN
0030AB                   0               0          0            0  RDT&E,N
0030AC                   0               0          0            0  SCN
0030AD                   0               0          0            0  OPN
0030AE                   0               0          0            0  WPN
0030AF                   0               0          0            0  APN
0030AG                   0               0          0            0  FMS
0030AH                   0               0          0            0  DBOF
0030AJ                   0               0          0            0  OTHER
                 ---------          ------  ---------   ----------
TOTAL                    0               0          0            0

SUB-TOTAL
TO DATE        31,377,279           23,590  2,197,022   33,597,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P00123
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

 A        N0002495RA08U6N               0029      AA


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR 54716
           TI - 95-X31
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  MB    1751804         8U6N    000      SA      91W   0       068342   2D      04B6N0   46N25         000    0000      $215,000.00

THIS DOCUMENT CONVEYS AUTHORITY TO OBLIGATE -0- DOLLARS WITHIN THE FY 95 CAAS FUNDING LIMITATION.

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $215,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               27 APR 95                                                                                JUL 17 1995
/s/ D. W. Beasley                                  OBLIGATION OF FUNDS IS AUTHORIZED      /s/ D. L. Augusta
- -----------------------------                      IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    ---------------------------
CAPT. D. W. BEASLEY, SEA 91W1                                                             D. L. AUGUSTA
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)
                                                                                                                        Page 1 of 1

NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00122                            SEE BLK 16C           N00024- 95-FR-54712                5-03KF-54712
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUL 11 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54712
                                                             Modification P00122
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $42,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $42,000.00 apportioned as follows:



                      EST                         FIXED
       ITEM          COST          COM             FEE          TOTAL
       ----          ----          ---            -----         -----
       0028AB       39,227         25             2,748         42,000





                REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54712
                                                             Modification P00122
                                                             Page 3 of 7


2. Accordingly the amount funded to date is increased by $42,000.00 from $33,340,891.00 to a new total of $33,382,891.00 apportioned as follows:

                    EST
       ITEM         COST           COM     FIXED FEE        TOTAL    CATEGORY
       ------     ---------       -----    ---------       -------   --------
       0001AA     1,284,239         763      89,898       1,374,900  RDT&E,N
       0001AB        84,066          50       5,884          90,000  FMS
       0001AC       611,810         365      42,825         655,000  O&MN
       0001AD       672,523         401      47,076         720,000  OPN
       0001AE       186,812         111      13,077         200,000  SCN
       0001AH       233,514         141      16,345         250,000  OTHER AGENCY
       0004AC        46,703          28       3,269          50,000  SCN
       0005AA        46,703          28       3,269          50,000  RDT&E
       0005AB       802,358         477      56,165         859,000  SCN
       0005AD       513,733         306      35,961         550,000  OTHER AGENCY
       0007AA       842,803         500      58,997         902,300  RDT&E
       0007AB       119,558          73       8,369         128,000  FMS
       0007AC       520,272         309      36,419         557,000  O&MN
       0007AD       817,303         486      57,211         875,000  OPN
       0007AE       910,710         540      63,750         975,000  SCN
       0007AF       382,965         228      26,807         410,000  DBOF
       0007AG        56,044          33       3,923          60,000  NAVAIR RDT&E
       0007AH       289,559         172      20,269         310,000  SPAWAR OPN
       0007AJ        46,703          28       3,269          50,000  NAVAIR NG
       0007AK       373,624         222      26,154         400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131         100      11,769         180,000  SCN
       0011AD       177,472         105      12,423         190,000  SPAWAR RDT&E
       0011AE       158,790          94      11,116         170,000  SCN
                  ---------       -----     -------      ----------
       SUB TOTAL  9,346,395       5,560     654,245      10,006,200
       TO DATE

                                                         N00024-90-C-5208
                                                         N00024-95-FR-54712
                                                         Modification P00122
                                                         Page 4 of 7


   ITEM        ESTIMATED       COM    FIXED FEE     AMOUNT   CATEGORY
SUB-TOTAL      9,346,395      5,560    654,245   10,006,200

0012AA           760,704        462     53,234      814,400  O&MN
0012AB         1,358,597        817     95,086    1,454,500  RDT&E
0012AC            94,531         57      6,616      101,204  FMS
0012AD         1,516,903        907    106,190    1,624,000  OPN
0012AF            14,945          9      1,046       16,000  FMS
0012AG            35,303         21      2,472       37,796  FMS
0012AH            18,681         11      1,308       20,000  FMS
0012AJ            18,681         11      1,308       20,000  FMS
0012AK            23,351         14      1,635       25,000  FMS
0012AL            84,064         50      5,886       90,000  FMS
0012AM            42,032         25      2,943       45,000  FMS
0012AN            42,032         25      2,943       45,000  FMS
0012AP            82,196         49      5,755       88,000  SPAWAR/OPN
0012AQ           240,053        144     16,803      257,000  DBOF
0012AR             4,670          3        327        5,000  OTHER
0012AS           102,695         67      7,188      109,950  OTHER/DBOF
               ---------      -----    -------    ---------
SUB-TOTAL      4,439,438      2,672    310,740    4,752,850

SUB-TOTAL
TO DATE       13,785,833      8,232    964,985   14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54712
                                                 Modification P00122
                                                 Page 5 of 7




   ITEM        ESTIMATED        COM       FIXED  FEE     AMOUNT         CATEGORY
SUB
TOTAL          13,785,833           8,232    964,985    14,759,050

0012AT            112,087              67      7,846       120,000    FMS
0012AU            112,087              67      7,846       120,000    FMS
0012AV             51,373              31      3,596        55,000    FMS
0012AW             18,681              11      1,308        20,000    FMS
0012AX             46,703              28      3,269        50,000    FMS
0012AY             46,703              28      3,269        50,000    FMS
0012AZ             18,681              11      1,308        20,000    FMS
0012BA              4,670               3        327         5,000    FMS
0012BB            168,130             101     11,769       180,000    FMS
0013AA            233,520             145     16,335       250,000    OPN
                  -------             ---     ------       -------
TOTAL             812,635             492     56,873       870,000


0017AA          1,071,486             693     75,046     1,147,225    RDT&E
0017AC            369,859             241     25,900       396,000    O&MN
0017AD          1,499,061             962    104,977     1,605,000    OPN
0017AE          1,821,483           1,171    127,546     1,950,200    SCN
0017AF             46,700              31      3,269        50,000    OTHER
0017AG            405,517             260     28,403       434,180    DBOF
0017AH             36,613              23      2,564        39,200    FMS
0017AJ            152,241             100     10,659       163,000    WPN
0017AK             56,039              36      3,925        60,000    APN
0017AL             70,050              47      4,903        75,000    O&MN
                   ------              --      -----        ------
TOTAL           5,529,049           3,564    387,192     5,919,805


0022AA            819,101             524     57,375       877,000    RDT&E
0022AB                  0               0          0             0    FMS
0022AC            348,375             223     24,402       373,000    O&MN
0022AD            962,000             616     67,384     1,030,000    OPN
0022AE             93,398              60      6,542       100,000    SCN
0022AF                  0               0          0             0    DBOF
0022AG             34,557              22      2,421        37,000    WPN
0022AH                  0               0          0             0    APN
                        -               -          -             -
TOTAL           2,257,431           1,445    158,124     2,417,000

SUB-TOTAL
TO DATE        22,384,948          13,733  1,567,174    23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54712
                                                Modification P00122
                                                Page 6 of 7


  ITEM        ESTIMATED       COM          FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL         22,384,948         13,733    1,567,174   23,965,855


0023AA           513,221            330       35,949      549,500  RDT&E
0023AB           322,224            206       22,570      345,000  O&MN
                 -------            ---       ------      -------
SUB              835,445            536       58,519      894,500
TOTAL


0024AA                 0              0            0            0  RDT&E
0024AB            37,359             24        2,617       40,000  O&MN
0024AC           803,225            514       56,261      860,000  SCN
0024AD            46,699             30        3,271       50,000  FMS
                  ------             --        -----       ------
SUB              887,283            568       62,149      950,000
TOTAL


0025AA           205,476            132       14,392      220,000  RDT&E
0025AB                 0              0            0            0  O&MN
                       -              -            -            -
SUB              205,476            132       14,392      220,000
TOTAL


0026AA           216,682            139       15,179      232,000  RDT&E
0026AB           359,527            285       25,188      385,000  SCN
0026AC            91,997             59        6,444       98,500  OPN
0026AD           800,423            512       56,065      857,000  O&MN
0026AE            18,680             12        1,308       20,000  FMS
0026AF            18,680             12        1,308       20,000  OTHER
0026AG            58,374             37        4,089       62,500  DBOF
0026AH             9,340              6          654       10,000  DOD-R&D
                   -----              -          ---       ------
SUB            1,573,703          1,062      110,235    1,685,000
TOTAL


0027             555,272          4,395       38,869      598,536
                 -------          -----       ------      -------
SUB              555,272          4,395       38,869      598,536
TOTAL


0028AA         1,008,699            646       70,655    1,080,000  O&MN
0028AB         1,418,716            909       99,375    1,519,000  RDT&E,N
0028AC           761,193            489       53,318      815,000  SCN
0028AD         1,428,991            916      100,093    1,530,000  OPN
0028AE                 0              0            0            0  WPN
0028AF                 0              0            0            0  APN
0028AG                 0              0            0            0  FMS
0028AH                 0              0            0            0  DBOF
0028AJ                 0              0            0            0  OTHER
                       -              -            -            -
SUB            4,617,599          2,960      323,441    4,944,000
TOTAL


SUB
TOTAL TO      31,059,726          23,386   2,174,779   33,257,891
DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54712
                                                 Modification P00122
                                                 Page 7 of 7


   ITEM          ESTIMATED       COM         FIXED FEE      AMOUNT         CATEGORY
SUB
TOTAL           31,059,726         23,386    2,174,779     33,257,891

0029AA                   0              0            0              0          O&MN
0029AB             116,747             75        8,178        125,000          RDT&E, N
0029AC                   0              0            0              0          SCN
0029AD                   0              0            0              0          OPN
0029AE                   0              0            0              0          WPN
0029AF                   0              0            0              0          APN
0029AG                   0              0            0              0          FMS
0029AH                   0              0            0              0          DBOF
0029AJ                   0              0            0              0          OTHER
                         -              -            -              -
TOTAL              116,747             75        8,178        125,000

O030AA                   0              0            0              0          O&MN
0030AB                   0              0            0              0          RDT&E, N
0030AC                   0              0            0              0          SCN
0030AD                   0              0            0              0          OPN
0030AE                   0              0            0              0          WPN
0030AF                   0              0            0              0          APN
0030AG                   0              0            0              0          FMS
0030AH                   0              0            0              0          DBOF
0030AJ                   0              0            0              0          OTHER
                         -              -            -              -
TOTAL                    0              0            0              0


SUB-TOTAL

TO DATE         31,176,473         23,461    2,182,957     33,382,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                               Page: 1 of 1
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P00122             95     05     01
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002495AF11450               0028      AB


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR-54712
           TI-95-005A
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  MA    1751319         1450    000      SA      SDF   0       068342   2D      980360   U2039         000    0010      $ 42,000.00

              *** PE: 0603755N***

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 42,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               5/23/95                                                                                  JUL 7 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Garris
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    --------------------------
[SIG.]                                                                                    J.  L. GARRIS
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE    PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00121                            SEE BLK 16C           N00024- 95-FR-54709                5-03KF-54709
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE  N00024          7.  ADMINISTERED BY (If other than Item 6)                 CODE   S3305A
NAVAL SEA SYSTEMS COMMAND                         DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                 1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                      111 W. HURON STREET
ARLINGTON, VA 22242-5160                          BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.
   CEC NO: 789995610
                                                                              ---------------------------------------------
   COMPTEK Federal Systems, Inc.                                                9B. DATED (SEE ITEM 11)
   2732 Transit Road
   Buffalo, NY 14224-2523                                                     ---------------------------------------------
                                                                               10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
   TIN NO: 16-1411419                                                        X --------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13)
CODE  OTTJ6                     FACILITY CODE                                       90 MAR 30
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
  X    UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUL 11 1995
                                                                 By /s/ Richard L. Swieter
- ---------------------------------------                             ---------------------------------------
(Signature of person authorized to sign)                            (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54709
                                                             Modification P00121
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $365,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $365,000.00 apportioned as follows:



                      EST                          FIXED
        ITEM          COST          COM             FEE          TOTAL
        ----          ----          ---            -----         -----
        0028AA       340,903        218            23,879       365,000





                    REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54709
                                                             Modification P00121
                                                             Page 3 of 7


2. Accordingly the amount funded to date is increased by $365,000.00 from $32,975,891.00 to a new total of $33,340,891.00 apportioned as follows:

                    EST
       ITEM         COST           COM     FIXED FEE         TOTAL          CATEGORY
       ------     ---------        ---     ---------       ----------       --------
       0001AA     1,284,239        763       89,898       1,374,900         RDT&E,N
       0001AB        84,066         50        5,884          90,000         FMS
       0001AC       611,810        365       42,825         655,000         O&MN
       0001AD       672,523        401       47,076         720,000         OPN
       0001AE       186,812        111       13,077         200,000         SCN
       0001AH       233,514        141       16,345         250,000         OTHER AGENCY
       0004AC        46,703         28        3,269          50,000         SCN
       0005AA        46,703         28        3,269          50,000         RDT&E
       0005AB       802,358        477       56,165         859,000         SCN
       0005AD       513,733        306       35,961         550,000         OTHER  AGENCY
       0007AA       842,803        500       58,997         902,300         RDT&E
       0007AB       119,558         73        8,369         128,000         FMS
       0007AC       520,272        309       36,419         557,000         O&MN
       0007AD       817,303        486       57,211         875,000         OPN
       0007AE       910,710        540       63,750         975,000         SCN
       0007AF       382,965        228       26,807         410,000         DBOF
       0007AG        56,044         33        3,923          60,000         NAVAIR RDT&E
       0007AH       289,559        172       20,269         310,000         SPAWAR OPN
       0007AJ        46,703         28        3,269          50,000         NAVAIR NG
       0007AK       373,624        222       26,154         400,000         NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100       11,769         180,000         SCN
       0011AD       177,472        105       12,423         190,000         SPAWAR RDT&E
       0011AE       158,790         94       11,116         170,000         SCN
                  ---------      -----      -------      ----------
       SUB TOTAL  9,346,395      5,560      654,245      10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54709
                                                 Modification P00121
                                                 Page 4 of 7



  ITEM         ESTIMATED      COM      FIXED FEE       AMOUNT        CATEGORY
SUB-TOTAL      9,346,395       5,560     654,245     10,006,200


0012AA           760,704         462      53,234        814,400  O&MN
0012AB         1,358,597         817      95,086      1,454,500  RDT&E
0012AC            94,531          57       6,616        101,204  FMS
0012AD         1,516,903         907     106,190      1,624,000  OPN
0012AF            14,945           9       1,046         16,000  FMS
0012AG            35,303          21       2,472         37,796  FMS
0012AH            18,681          11       1,308         20,000  FMS
0012AJ            18,681          11       1,308         20,000  FMS
0012AK            23,351          14       1,635         25,000  FMS
0012AL            84,064          50       5,886         90,000  FMS
0012AM            42,032          25       2,943         45,000  FMS
0012AN            42,032          25       2,943         45,000  FMS
0012AP            82,196          49       5,755         88,000  SPAWAR/OPN
0012AQ           240,053         144      16,803        257,000  DBOF
0012AR             4,670           3         327          5,000  OTHER
0012AS           102,695          67       7,188        109,950  OTHER/DBOF
                 -------          --       -----        -------
SUB-TOTAL      4,439,438       2,672     310,740      4,752,850


SUB-TOTAL
TO DATE       13,785,833       8,232     964,985     14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54709
                                                 Modification P00121
                                                 Page 5 of 7




  ITEM          ESTIMATED        COM        FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          13,785,833           8,232     964,985    14,759,050

0012AT            112,087              67       7,846       120,000   FMS
0012AU            112,087              67       7,846       120,000   FMS
0012AV             51,373              31       3,596        55,000   FMS
0012AW             18,681              11       1,308        20,000   FMS
0012AX             46,703              28       3,269        50,000   FMS
0012AY             46,703              28       3,269        50,000   FMS
0012AZ             18,681              11       1,308        20,000   FMS
0012BA              4,670               3         327         5,000   FMS
0012BB            168,130             101      11,769       180,000   FMS
0013AA            233,520             145      16,335       250,000   OPN
                  -------             ---      ------       -------
TOTAL             812,635             492      56,873       870,000



0017AA          1,071,486             693      75,046     1,147,225   RDT&E
0017AC            369,859             241      25,900       396,000   O&MN
0017AD          1,499,061             962     104,977     1,605,000   OPN
0017AE          1,821,483           1,171     127,546     1,950,200   SCN
0017AF             46,700              31       3,269        50,000   OTHER
0017AG            405,517             260      28,403       434,180   DBOF
0017AH             36,613              23       2,564        39,200   FMS
0017AJ            152,241             100      10,659       163,000   WPN
0017AK             56,039              36       3,925        60,000   APN
0017AL             70,050              47       4,903        75,000   O&MN
                   ------              --       -----        ------
TOTAL           5,529,049           3,564     387,192     5,919,805



0022AA            819,101             524      57,375       877,000   RDT&E
0022AB                  0               0           0             0   FMS
0022AC            348,375             223      24,402       373,000   O&MN
0022AD            962,000             616      67,384     1,030,000   OPN
0022AE             93,398              60       6,542       100,000   SCN
0022AF                  0               0           0             0   DBOF
0022AG             34,557              22       2,421        37,000   WPN
0022AH                  0               0           0             0   APN
                        -               -           -             -
TOTAL           2,257,431           1,445     158,124     2,417,000


SUB-TOTAL
TO DATE        22,384,948          13,733   1,567,174    23,965,855

                                                         N00024-90-C-5208
                                                         N00024-95-FR-54709
                                                         Modification P00121
                                                         Page 6 of 7


  ITEM         ESTIMATED            COM    FIXED FEE      AMOUNT    CATEGORY
SUB
TOTAL         22,384,948          13,733   1,567,174    23,965,855

0023AA           513,221             330      35,949       549,500  RDT&E
0023AB           322,224             206      22,570       345,000  O&MN
              ----------          ------   ---------    ----------
SUB              835,445             536      58,519       894,500
TOTAL

0024AA                 0               0           0             0  RDT&E
0024AB            37,359              24       2,617        40,000  O&MN
0024AC           803,225             514      56,261       860,000  SCN
0024AD            46,699              30       3,271        50,000  FMS
              ----------          ------   ---------    ----------
SUB              887,283             568      62,149       950,000
TOTAL

0025AA           205,476             132      14,392       220,000  RDT&E
0025AB                 0               0           0             0  O&MN
              ----------          ------   ---------    ----------
SUB              205,476             132      14,392       220,000
TOTAL

0026AA           216,682             139      15,179       232,000  RDT&E
0026AB           359,527             285      25,188       385,000  SCN
0026AC            91,997              59       6,444        98,500  OPN
0026AD           800,423             512      56,065       857,000  O&MN
0026AE            18,680              12       1,308        20,000  FMS
0026AF            18,680              12       1,308        20,000  OTHER
0026AG            58,374              37       4,089        62,500  DBOF
0026AH             9,340               6         654        10,000  DOD-R&D
              ----------          ------   ---------    ----------
SUB            1,573,703           1,062     110,235     1,685,000
TOTAL

0027             555,272           4,395      38,869       598,536
              ----------          ------   ---------    ----------
SUB              555,272           4,395      38,869       598,536
TOTAL

0028AA         1,008,699             646      70,655     1,080,000  O&MN
0028AB         1,379,489             884      96,627     1,477,000  R0T&E,N
0028AC           761,193             489      53,318       815,000  SCN
0028AD         1,428,991             916     100,093     1,530,000  OPN
0028AE                 0               0           0             0  WPN
0028AF                 0               0           0             0  APN
0028AG                 0               0           0             0  FMS
0028AH                 0               0           0             0  DBOF
0028AJ                 0               0           0             0  OTHER
              ----------          ------   ---------    ----------
SUB            4,578,372           2,935     320,693     4,902,000
TOTAL

SUB
TOTAL TO      31,020,499          23,361   2,172,031    33,215,891
DATE

                                                         N00024-90-C-5208
                                                         N00024-95-FR-54704
                                                         Modification P00120
                                                         Page 7 of 7



   ITEM          ESTIMATED           COM       FIXED FEE        AMOUNT   CATEGORY
SUB
TOTAL           31,020,499         23,361      2,172,031      33,215,891

0029AA                   0              0              0               0  O&MN
0029AB             116,747             75          8,178         125,000  RDT&E,N
0029AC                   0              0              0               0  SCN
0029AD                   0              0              0               0  OPN
0029AE                   0              0              0               0  WPN
0029AF                   0              0              0               0  APN
0029AG                   0              0              0               0  FMS
0029AH                   0              0              0               0  DBOF
0029AJ                   0              0              0               0  OTHER
                ----------          ------     ---------      ----------
TOTAL              116,747             75          8,178         125,000

0030AA                   0              0              0               0  O&MN
0030AB                   0              0              0               0  R0T&E,N
0O30AC                   0              0              0               0  SCN
0030AD                   0              0              0               0  OPN
0030AE                   0              0              0               0  WPN
0030AF                   0              0              0               0  APN
0O30AG                   0              0              0               0  FMS
0030AH                   0              0              0               0  DBOF
0030AJ                   0              0              0               0  OTHER
                ----------          ------     ---------      ----------
TOTAL                    0              0              0               0

SUB-TOTAL
TO DATE         31,137,246          23,436     2,180,209      33,340,891

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P00121             95     04     03
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

 A        N0002495RA01U6N               0028      AA


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           Ser TI-95-XX06A
           N0002495FR54709
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  LZ    1751804         1U6N     000      SA      SDF   0      068342   2D      000000   46NOF         ETS    0000      $365,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $365,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               06/20/95                                                                                 JUN 30 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Garris
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    -------------------------
/S/ CAPT B.R. FREUND, PEO(TAD)D2A                                                         J. L. GARRIS
                                                                                          BY DIRECTION OF
CAPT B.R. FREUND, PEO(TAD)D2A                                                             CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00120                            SEE BLK 16C           N00024- 95-FR-54704                5-03KF-54704
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54704
                                                             Modification P00120
                                                             Page 2 of 7


A. The purpose of this modification is to (a) exercise Option 0029 (b) provide the first increment of funding for Item 0029 in the amount of $125,000.00 and (c) add a new paragraph to SECTION F of the basis contract. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with P00108 (page 39 of 41) FAR 52.217-9 OPTIONS EXTEND THE TERM OF THE CONTRACT hereby exercise Option for Item 0029 in the amount of $125,000, ($116,747.00 estimated cost, $75.00 com, $8,178.00 fixed fee).


2. In accordance with ALLOTMENT OF FUNDS FOR ITEM 0029, the first increment of funding for Option Item 0029 is hereby provided by the attached accounting data sheet in the amount of $125,000.00 apportioned as follows:


     ITEM          ESTIMATED COST           COM        FIXED FEE        TOTAL
    0029AB            116,747                75          8,178         125,000


3. On page 23, of Basic Contract under SECTION F - DELIVERIES OR PERFORMANCE add the following paragraph.


    Items 0028 (0028AA through 0028AK), 0029 (0029AA through 0029AK) and
0030 (0030AA through 0030AK) - (if options are exercised - For a period of six (6) months beginning with the date the base yr (0028) is exercised and two three (3) month options (0029 and 0030) beginning with the date the option is exercised, the Contractor shall perform the work described in Section C, DESCRIPTION/SPECIFICATIONS/WORK STATEMENT at the level of effort specified herein.





                 REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                                N00024-95-FR-54704
                                                                Modification P00120
                                                                Page 3 of 7


4. Accordingly the amount funded to date is increased by $125,000.00 from $32,850,891.00 to a new total of $32,975,891.00 apportioned as follows:


                     EST
       ITEM          COST          COM       FIXED FEE      TOTAL    CATEGORY
       ----          ----          ---       ---------      -----    --------
       0001AA     1,284,239         763       89,898      1,374,900  RDT&E,N
       0001AB        84,066          50        5,884         90,000  FMS
       0001AC       611,810         365       42,825        655,000  O&MN
       0001AD       672,523         401       47,076        720,000  OPN
       0001AE       186,812         111       13,077        200,000  SCN
       0001AH       233,514         141       16,345        250,000  OTHER AGENCY
       0004AC        46,703          28        3,269         50,000  SCN
       0005AA        46,703          28        3,269         50,000  RDT&E
       0005AB       802,358         477       56,165        859,000  SCN
       0005AD       513,733         306       35,961        550,000  OTHER AGENCY
       0007AA       842,803         500       58,997        902,300  RDT&E
       0007AB       119,558          73        8,369        128,000  FMS
       0007AC       520,272         309       36,419        557,000  O&MN
       0007AD       817,303         486       57,211        875,000  OPN
       0007AE       910,710         540       63,750        975,000  SCN
       0007AF       382,965         228       26,807        410,000  DBOF
       0007AG        56,044          33        3,923         60,000  NAVAIR RDT&E
       0007AH       289,559         172       20,269        310,000  SPAWAR OPN
       0007AJ        46,703          28        3,269         50,000  NAVAIR NG
       0007AK       373,624         222       26,154        400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131         100       11,769        180,000  SCN
       0011AD       177,472         105       12,423        190,000  SPAWAR RDT&E
       0011AE       158,790          94       11,116        170,000  SCN
                  ---------       -----      -------     ----------
       SUB TOTAL  9,346,395       5,560      654,245     10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54704
                                                 Modification P00120
                                                 Page 4 of 7



   ITEM        ESTIMATED       COM     FIXED FEE   AMOUNT     CATEGORY
SUB-TOTAL      9,346,395      5,560     654,245  10,006,200
0012AA           760,704        462      53,234     814,400  O&MN
0012AB         1,358,597        817      95,086   1,454,500  RDT&E
0012AC            94,531         57       6,616     101,204  FMS
0012AD         1,516,903        907     106,190   1,624,000  OPN
0012AF            14,945          9       1,046      16,000  FMS
0012AG            35,303         21       2,472      37,796  FMS
0012AH            18,681         11       1,308      20,000  FMS
0012AJ            18,681         11       1,308      20,000  FMS
0012AK            23,351         14       1,635      25,000  FMS
0012AL            84,064         50       5,886      90,000  FMS
0012AM            42,032         25       2,943      45,000  FMS
0012AN            42,032         25       2,943      45,000  FMS
0012AP            82,196         49       5,755      88,000  SPAWAR/OPN
0012AQ           240,053        144      16,803     257,000  DBOF
0012AR             4,670          3         327       5,000  OTHER
0012AS           102,695         67       7,188     109,950  OTHER/DBOF
               ---------      -----     -------   ---------
SUB-TOTAL      4,439,438      2,672     310,740   4,752,850

SUB-TOTAL
TO DATE       13,785,833      8,232     964,985  14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54704
                                                Modification P00120
                                                Page 5 of 7




  ITEM          ESTIMATED        COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          13,785,833          8,232     964,985   14,759,050

0012AT            112,087             67       7,846      120,000    FMS
0012AU            112,087             67       7,846      120,000    FMS
0012AV             51,373             31       3,596       55,000    FMS
0012AW             18,681             11       1,308       20,000    FMS
0012AX             46,703             28       3,269       50,000    FMS
0012AY             46,703             28       3,269       50,000    FMS
0012AZ             18,681             11       1,308       20,000    FMS
0012BA              4,670              3         327        5,000    FMS
0012BB            168,130            101      11,769      180,000    FMS
0013AA            233,520            145      16,335      250,000    OPN
                  -------            ---      ------      -------
TOTAL             812,635            492      56,873      870,000


0017AA          1,071,486            693      75,046    1,147,225    RDT&E
0017AC            369,859            241      25,900      396,000    O&MN
0017AD          1,499,061            962     104,977    1,605,000    OPN
0017AE          1,821,483          1,171     127,546    1,950,200    SCN
0017AF             46,700             31       3,269       50,000    OTHER
0017AG            405,517            260      28,403      434,180    DBOF
0017AH             36,613             23       2,564       39,200    FMS
0017AJ            152,241            100      10,659      163,000    WPN
0017AK             56,039             36       3,925       60,000    APN
0017AL             70,050             47       4,903       75,000    O&MN
                   ------             --       -----       ------
TOTAL           5,529,049          3,564     387,192    5,919,805


0022AA            819,101            524      57,375      877,000    RDT&E
0022AB                  0              0           0            0    FMS
0022AC            348,375            223      24,402      373,000    O&MN
0022AD            962,000            616      67,384    1,030,000    OPN
0022AE             93,398             60       6,542      100,000    SCN
0022AF                  0              0           0            0    DBOF
0022AG             34,557             22       2,421       37,000    WPN
0022AH                  0              0           0            0    APN
                        -              -           -            -
TOTAL           2,257,431          1,445     158,124    2,417,000


SUB-TOTAL
TO DATE        22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54704
                                                Modification P00120
                                                Page 6 of 7


  ITEM        ESTIMATED        COM        FIXED FEE   AMOUNT      CATEGORY
SUB
TOTAL         22,384,948         13,733   1,567,174   23,965,855

0023AA           513,221            330      35,949      549,500  RDT&E
0023AB           322,224            206      22,570      345,000  O&MN
                 -------            ---      ------      -------
SUB              835,445            536      58,519      894,500
TOTAL

0024AA                 0              0           0            0  RDT&E
0024AB            37,359             24       2,617       40,000  O&MN
0024AC           803,225            514      56,261      860,000  SCN
0024AD            46,699             30       3,271       50,000  FMS
                  ------             --      ------       ------
SUB              887,283            568      62,149      950,000
TOTAL

0025AA           205,476            132      14,392      220,000  RDT&E
0025AB                 0              0           0            0  O&MN
                       -              -           -            -
SUB              205,476            132      14,392      220,000
TOTAL

0026AA           216,682            139      15,179      232,000  RDT&E
0026AB           359,527            285      25,188      385,000  SCN
0026AC            91,997             59       6,444       98,500  OPN
0026AD           800,423            512      56,065      857,000  O&MN
0026AE            18,680             12       1,308       20,000  FMS
0026AF            18,680             12       1,308       20,000  OTHER
0026AG            58,374             37       4,089       62,500  DBOF
0026AH             9,340              6         654       10,000  DOD-R&D
                   -----              -         ---       ------
SUB            1,573,703          1,062     110,235    1,685,000
TOTAL

0027             555,272          4,395      38,869      598,536
                 -------          -----      ------      -------
SUB              555,272          4,395      38,869      598,536
TOTAL

0028AA           667,796            428      46,776      715,000  O&MN
0028AB         1,379,489            884      96,627    1,477,000  RDT&E,N
0028AC           761,193            489      53,318      815,000  SCN
0028AD         1,428,991            916     100,093    1,530,000  OPN
0028AE                 0              0           0            0  WPN
0028AF                 0              0           0            0  APN
0028AG                 0              0           0            0  FMS
0028AH                 0              0           0            0  DBOF
0028AJ                 0              0           0            0  OTHER
                       -              -           -            -
SUB            4,237,469          2,717     296,814    4,537,000
TOTAL

SUB
TOTAL TO      30,679,596         23,143   2,148,152   32,850,891
DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54704
                                                 Modification P00120
                                                 Page 7 of 7




  ITEM          ESTIMATED           COM     FIXED FEE   AMOUNT      CATEGORY
SUB
TOTAL           30,679,596          23,143  2,148,152   32,850,891

0029AA                   0               0          0            0  O&MN
0029AB             116,747              75      8,178      125,000  RDT&E,N
0029AC                   0               0          0            0  SCN
0029AD                   0               0          0            0  OPN
0029AE                   0               0          0            0  WPN
0029AF                   0               0          0            0  APN
0029AG                   0               0          0            0  FMS
0029AH                   0               0          0            0  DBOF
0029AJ                   0               0          0            0  OTHER
                         -               -          -            -
TOTAL              116,747              75      8,178      125,000

0030AA                   0               0          0            0  O&MN
0030AB                   0               0          0            0  RDT&E,N
0030AC                   0               0          0            0  SCN
0030AD                   0               0          0            0  OPN
0030AE                   0               0          0            0  WPN
0030AF                   0               0          0            0  APN
0030AG                   0               0          0            0  FMS
0030AH                   0               0          0            0  DBOF
0030AJ                   0               0          0            0  OTHER
                         -               -          -            -
TOTAL                    0               0          0            0

SUB-TOTAL
TO DATE         30,796,343          23,218  2,156,330   32,975,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               POO120             95     04     14
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

 A.       NOOO2495AF11450               0029      AB

                     * * * PROGRAM ELEMENT: 0603755N * * *
- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X39
           N0002495FR54704
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

KJ      1751319         1450    000      SA      SDF   O       068342   2D      980360   U2039         000    0010      $125,000.00

                     * * * PROGRAM ELEMENT: 0603755N * * *
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $125,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                                4/21/95                                                                                 JUN 15 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    /s/ C.L. Lancaster
MC DOWELL                                                                                 C.L. LANCASTER
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

                                                                                                                        Page 1 of 1

NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00119                            SEE BLK 16C           N00024- 95-FR-54700                5-03KF-54700
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54700
                                                             Modification P00119
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $50,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $50,000.00 apportioned as follows:



                      EST                         FIXED
       ITEM           COST         COM             FEE          TOTAL
       ----           ----         ---            -----         -----
       0028AB        46,699        30             3,271         50,000





                REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54700
                                                             Modification P00119
                                                             Page 3 of 7


2. Accordingly the amount funded to date is increased by $50,000.00 from $32,800,891.00 to a new total of $32,850,891.00 apportioned as follows:


                    EST
      ITEM          COST         COM       FIXED FEE      TOTAL     CATEGORY
      ----          ----         ---       ---------      -----     --------
      0001AA      1,284,239        763       89,898      1,374,900  RDT&E,N
      0001AB         84,066         50        5,884         90,000  FMS
      0001AC        611,810        365       42,825        655,000  O&MN
      0001AD        672,523        401       47,076        720,000  OPN
      0001AE        186,812        111       13,077        200,000  SCN
      0001AH        233,514        141       16,345        250,000  OTHER AGENCY
      0004AC         46,703         28        3,269         50,000  SCN
      0005AA         46,703         28        3,269         50,000  R0T&E
      0005AB        802,358        477       56,165        859,000  SCN
      0005AD        513,733        306       35,961        550,000  OTHER AGENCY
      0007AA        842,803        500       58,997        902,300  RDT&E
      0007AB        119,558         73        8,369        128,000  FMS
      0007AC        520,272        309       36,419        557,000  O&MN
      0007AD        817,303        486       57,211        875,000  OPN
      0007AE        910,710        540       63,750        975,000  SCN
      0007AF        382,965        228       26,807        410,000  DBOF
      0007AG         56,044         33        3,923         60,000  NAVAIR RDT&E
      0007AH        289,559        172       20,269        310,000  SPAWAR OPN
      0007AJ         46,703         28        3,269         50,000  NAVAIR NG
      0007AK        373,624        222       26,154        400,000  NAVAIR FMS
      THRU
      0007AS
      0011AB        168,131        100       11,769        180,000  SCN
      0011AD        177,472        105       12,423        190,000  SPAWAR RDT&E
      0011AE        158,790         94       11,116        170,000  SCN
                    -------         --       ------     ----------
      SUB TOTAL   9,346,395      5,560      654,245     10,006,200
      TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54700
                                                 Modification P00119
                                                 Page 4 of 7



 ITEM         ESTIMATED        COM      FIXED FEE   AMOUNT      CATEGORY
SUB-TOTAL      9,346,395       5,560    654,245     10,006,200

0012AA           760,704         462     53,234        814,400  O&MN
0012AB         1,358,597         817     95,086      1,454,500  RDT&E
0012AC            94,531          57      6,616        101,204  FMS
0012AD         1,516,903         907    106,190      1,624,000  OPN
0012AF            14,945           9      1,046         16,000  FMS
0012AG            35,303          21      2,472         37,796  FMS
0012AH            18,681          11      1,308         20,000  FMS
0012AJ            18,681          11      1,308         20,000  FMS
0012AK            23,351          14      1,635         25,000  FMS
0012AL            84,064          50      5,886         90,000  FMS
0012AM            42,032          25      2,943         45,000  FMS
0012AN            42,032          25      2,943         45,000  FMS
0012AP            82,196          49      5,755         88,000  SPAWAR/OPN
0012AQ           240,053         144     16,803        257,000  DBOF
0012AR             4,670           3        327          5,000  OTHER
0012AS           102,695          67      7,188        109,950  OTHER/DBOF
                 -------          --      -----        -------
SUB-TOTAL      4,439,438       2,672    310,740      4,752,850

SUB-TOTAL
TO DATE       13,785,833       8,232    964,985     14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54700
                                                 Modification P00119
                                                 Page 5 of 7




 ITEM           ESTIMATED          COM     FIXED FEE    AMOUNT      CATEGORY
SUB
TOTAL           13,785,833          8,232    964,985    14,759,050

0012AT             112,087             67      7,846       120,000  FMS
0012AU             112,087             67      7,846       120,000  FMS
0012AV              51,373             31      3,596        55,000  FMS
0012AW              18,681             11      1,308        20,000  FMS
0012AX              46,703             28      3,269        50,000  FMS
0012AY              46,703             28      3,269        50,000  FMS
0012AZ              18,681             11      1,308        20,000  FMS
0012BA               4,670              3        327         5,000  FMS
0012BB             168,130            101     11,769       180,000  FMS
0013AA             233,520            145     16,335       250,000  OPN
                   -------            ---     ------       -------
TOTAL              812,635            492     56,873       870,000


0017AA           1,071,486            693     75,046     1,147,225  RDT&E
0017AC             369,859            241     25,900       396,000  O&MN
0017AD           1,499,061            962    104,977     1,605,000  OPN
0017AE           1,821,483          1,171    127,546     1,950,200  SCN
0017AF              46,700             31      3,269        50,000  OTHER
0017AG             405,517            260     28,403       434,180  DBOF
0017AH              36,613             23      2,564        39,200  FMS
0017AJ             152,241            100     10,659       163,000  WPN
0017AK              56,039             36      3,925        60,000  APN
0017AL              70,050             47      4,903        75,000  O&MN
                    ------             --      -----        ------
TOTAL            5,529,049          3,564    387,192     5,919,805


0022AA             819,101            524     57,375       877,000  R0T&E
0022AB                   0              0          0             0  FMS
0022AC             348,375            223     24,402       373,000  O&MN
0022AD             962,000            616     67,384     1,030,000  OPN
0022AE              93,398             60      6,542       100,000  SCN
0022AF                   0              0          0             0  DBOF
0022AG              34,557             22      2,421        37,000  WPN
0022AH                   0              0          0             0  APN
                         -              -          -             -
TOTAL            2,257,431          1,445    158,124     2,417,000


SUB-TOTAL
TO DATE         22,384,948         13,733  1,567,174    23,965,855

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54700
                                                             Modification P00119
                                                             Page 6 of 7


 ITEM          ESTIMATED          COM     FIXED FEE    AMOUNT      CATEGORY
SUB
TOTAL          22,384,948         13,733  1,567,174    23,965,855

0023AA            513,221            330     35,949       549,500  RDT&E
0023AB            322,224            206     22,570       345,000  O&MN
                  -------            ---     ------       -------
SUB               835,445            536     58,519       894,500
TOTAL

0024AA                  0              0          0             0  RDT&E
0024AB             37,359             24      2,617        40,000  O&MN
0024AC            803,225            514     56,261       860,000  SCN
0024AD             46,699             30      3,271        50,000  FMS
                   ------             --      -----        ------
SUB               887,283            568     62,149       950,000
TOTAL

0025AA            205,476            132     14,392       220,000  RDT&E
0025AB                  0              0          0             0  O&MN
                        -              -          -             -
SUB               205,476            132     14,392       220,000
TOTAL

0026AA            216,682            139     15,179       232,000  RDT&E
0026AB            359,527            285     25,188       385,000  SCN
0026AC             91,997             59      6,444        98,500  OPN
0026AD            800,423            512     56,065       857,000  O&MN
0026AE             18,680             12      1,308        20,000  FMS
0026AF             18,680             12      1,308        20,000  OTHER
0026AG             58,374             37      4,089        62,500  DBOF
0026AH              9,340              6        654        10,000  DOD-R&D
                    -----              -        ---        ------
SUB             1,573,703          1,062    110,235     1,685,000
TOTAL

0027              555,272          4,395     38,869       598,536
                  -------          -----     ------       -------

SUB               555,272          4,395     38,869       598,536
TOTAL

0028AA            667,796            428     46,776       715,000  O&MN
0028AB          1,379,489            884     96,627     1,477,000  RDT&E,N
0028AC            761,193            489     53,318       815,000  SCN
0028AD          1,428,991            916    100,093     1,530,000  OPN
0028AE                  0              0          0             0  WPN
0028AF                  0              0          0             0  APN
0028AG                  0              0          0             0  FMS
0028AH                  0              0          0             0  DBOF
0028AJ                  0              0          0             0  OTHER
                        -              -          -             -
SUB             4,237,469          2,717    296,814     4,537,000
TOTAL

SUB
TOTAL TO       30,679,596         23,143  2,148,152    32,850,891
DATE


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54700
                                                             Modification P00119
                                                             Page 7 of 7

    ITEM        ESTIMATED       COM        FIXED  FEE     AMOUNT       CATEGORY

SUB
TOTAL         30,679,596          23,143    2,148,152    32,850,891


0029AA                 0               0            0             0     O&MN
0029AB                 0               0            0             0     RDT&E, N
0029AC                 0               0            0             0     SCN
0029AD                 0               0            0             0     OPN
0029AE                 0               0            0             0     WPN
0029AF                 0               0            0             0     APN
0029AG                 0               0            0             0     FMS
0029AH                 0               0            0             0     DBOF
0029AJ                 0               0            0             0     OTHER
                       -               -            -             -
TOTAL                  0               0            0             0


0030AA                 0               0            0             0     O&MN
0030AB                 0               0            0             0     R0T&E, N
0030AC                 0               0            0             0     SCN
0030AD                 0               0            0             0     OPN
0030AE                 0               0            0             0     WPN
0030AF                 0               0            0             0     APN
0030AG                 0               0            0             0     FMS
0030AH                 0               0            0             0     DBOF
0030AJ                 0               0            0             0     OTHER
                       -               -            -             -
TOTAL                  0               0            0             0


SUB-TOTAL
TO DATE       30,679,596          23,143    2,148,152    32,850,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                                   COMPTEK
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N00024-90-C-5208            P00119
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          NOOO2495AF184TA               0028      AB
          PE 63582N

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54700
           TI-95-X30
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KC    1751319         84TA    000      SA      S3K   0       068342   2D      980360   S0164         ETS    ETSO      $ 50,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 50,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               27 JAN 95                                                                                6-15-95
                                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Pritchitt
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    -------------------------
/s/ John W. Whitehead                                                                     J. L. PRITCHITT
- ---------------------------                                                               BY DIRECTION OF
JOHN W. WHITEHEAD, SEA 03KM                                                               CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00118                            SEE BLK 16C           N00024- 95-FR-54680                5-03KF-54680
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54680
                                                             Modification P00118
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $40,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $40,000.00 apportioned as follows:


                      EST                         FIXED
        ITEM          COST         COM             FEE         TOTAL
       ------        ------         --            -----        ------
       0028AA        37,359         24            2,617        40,000





                REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                              N00024-95-FR-54680
                                                             Modification P00118
                                                                     Page 3 of 7


2. Accordingly the amount funded to date is increased by $40,000.00 from $32,760,891.00 to a new total of $32,800,891.00 apportioned as follows:


                     EST
       ITEM         COST           COM     FIXED FEE        TOTAL     CATEGORY
       -----      ---------       -----    ---------      ---------   --------
       0001AA     1,284,239         763      89,898       1,374,900  RDT&E,N
       0001AB        84,066          50       5,884          90,000  FMS
       0001AC       611,810         365      42,825         655,000  O&MN
       0001AD       672,523         401      47,076         720,000  OPN
       0001AE       186,812         111      13,077         200,O00  SCN
       0001AH       233,514         141      16,345         250,000  OTHER AGENCY
       0004AC        46,703          28       3,269          50,000  SCN
       0005AA        46,703          28       3,269          50,000  RDT&E
       0005AB       802,358         477      56,165         859,000  SCN
       0005AD       513,733         306      35,961         550,000  OTHER AGENCY
       0007AA       842,803         500      58,997         902,300  RDT&E
       0007AB       119,558          73       8,369         128,000  FMS
       0007AC       520,272         309      36,419         557,000  O&MN
       0007AD       817,303         486      57,211         875,000  OPN
       0007AE       910,710         540      63,750         975,000  SCN
       0007AF       382,965         228      26,807         410,000  DBOF
       0007AG        56,044          33       3,923          60,000  NAVAIR RDT&E
       0007AH       289,559         172      20,269         310,000  SPAWAR OPN
       0007AJ        46,703          28       3,269          50,000  NAVAIR NG
       0007AK       373,624         222      26,154         400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131         100      11,769         180,000  SCN
       0011AD       177,472         105      12,423         190,000  SPAWAR RDT&E
       0011AE       158,790          94      11,116         175,000  SCN
                  ---------       -----     -------      ----------
       SUB TOTAL  9,346,395       5,560     654,245      10,006,200
       TO DATE

                                                        N00024-90-C-5208
                                                        N00024-95-PR-54680
                                                        Modification P00118
                                                        Page 4 of 7



   ITEM        ESTIMATED       COM     FIXED FEE     AMOUNT     CATEGORY
SUB-TOTAL      9,346,395      5,560     654,245    10,006,200

0012AA           760,704        462      53,234       814,400  O&MN
0012AB         1,358,597        817      95,086     1,454,500  RDT&E
0012AC            94,531         57       6,616       101,204  FMS
0012AD         1,516,903        907     106,190     1,624,000  OPN
0012AF            14,945          9       1,046        16,000  FMS
0012AG            35,303         21       2,472        37,796  FMS
0012AH            18,681         11       1,308        2O,000  FMS
0012AJ            18,681         11       1,308        20,000  FMS
0012AK            23,351         14       1,635        25,000  FMS
0012AL            84,064         50       5,886        90,000  FMS
0012AM            42,032         25       2,943        45,000  FMS
0012AN            42,032         25       2,943        45,000  FMS
0012AP            82,196         49       5,755        88,000  SPAWAR/OPN
0012AQ           240,053        144      16,803       257,000  DBOF
0012AR             4,670          3         327         5,000  OTHER
0012AS           102,695         67       7,188       109,950  OTHER/DBOF
               ---------      -----     -------     ---------
SUB-TOTAL      4,439,438      2,672     310,740     4,752,850

SUB-TOTAL
TO DATE       13,785,833      8,232     964,985    14,759,050

                                                       N00024-90-C-5208
                                                       N00024-95-FR-54680
                                                       Modification P00118
                                                       Page 5 of 7



   ITEM         ESTIMATED            COM    FIXED FEE     AMOUNT    CATEGORY
SUB
TOTAL          13,785,833           8,232    964,985    14,759,050

0012AT            112,087              67      7,846       120,000  FMS
0012AU            112,087              67      7,846       120,000  FMS
0012AV             51,373              31      3,596        55,000  FMS
0012AW             18,681              11      1,308        20,000  FMS
0012AX             46,703              28      3,269        50,000  FMS
0012AY             46,703              28      3,269        50,000  FMS
0012AZ             18,681              11      1,308        20,000  FMS
0012BA              4,670               3        327         5,000  FMS
0012BB            168,130             101     11,769       180,000  FMS
0013AA            233,520             145     16,335       250,000  OPN
                ---------          ------  ---------    ----------
TOTAL             812,635             492     56,873       870,000

0017AA          1,071,486             693     75,046     1,147,225  RDT&E
0017AC            369,859             241     25,900       396,000  O&MN
0017AD          1,499,061             962    104,977     1,605,000  OPN
0017AE          1,821,483           1,171    127,546     1,950,200  SCN
0017AF             46,700              31      3,269        50,000  OTHER
0017AG            405,517             260     28,403       434,180  DBOF
0017AH             36,613              23      2,564        39,200  FMS
0017AJ            152,241             100     10,659       163,000  WPN
0017AK             56,039              36      3,925        60,000  APN
0017AL             70,050              47      4,903        75,000  O&MN
                ---------          ------  ---------    ----------
TOTAL           5,529,049           3,564    387,192     5,919,805

0022AA            819,101             524     57,375       877,000  RDT&E
0022AB                  0               0          0             0  FMS
0022AC            348,375             223     24,402       373,000  O&MN
0022AD            962,000             616     67,384     1,030,000  OPN
0022AE             93,398              60      6,542       100,000  SCN
0022AF                  0               0          0             0  DBOF
0022AG             34,557              22      2,421        37,000  WPN
0022AH                  0               0          0             0  APN
                ---------          ------  ---------    ----------
TOTAL           2,257,431           1,445    158,124     2,417,000

SUB-TOTAL
TO DATE        22,384,948          13,733  1,567,174    23,965,855

                                                       N00024-90-C-5208
                                                       N00024-95-FR-54680
                                                       Modification P00118
                                                       Page 6 of 7


  ITEM          ESTIMATED          COM       FIXED FEE      AMOUNT      CATEGORY
SUB
TOTAL          22,384,948         13,733     1,567,174     23,965,855

0023AA            513,221            330        35,949        549,500  RDT&E
0023AB            322,224            206        22,570        345,000  O&MN
               ----------         ------     ---------     ----------
SUB               835,445            536        58,519        894,500
TOTAL

0024AA                  0              0             0              0  RDT&E
0024AB             37,359             24         2,617         40,000  O&MN
0024AC            803,225            514        56,261        860,000  SCN
0024AD             46,699             30         3,271         50,000  FMS
               ----------         ------     ---------     ----------
SUB               887,283            568        62,149        950,000
TOTAL

0025AA            205,476            132        14,392        220,000  RDT&E
0025AB                  0              0             0              0  O&MN
               ----------         ------     ---------     ----------
SUB               205,476            132        14,392        220,000
TOTAL

0026AA            216,682            139        15,179        232,000  RDT&E
0026AB            359,527            285        25,188        385,000  SCN
0026AC             91,997             59         6,444         98,500  OPN
0026AD            800,423            512        56,065        857,000  O&MN
0026AE             18,680             12         1,308         20,000  FMS
0026AF             18,680             12         1,308         20,000  OTHER
0026AG             58,374             37         4,089         62,500  DBOF
0026AH              9,340              6           654         10,000  DOD-R&D
               ----------         ------     ---------     ----------
SUB             1,573,703          1,062       110,235      1,685,000
TOTAL

0027              555,272          4,395        38,869        598,536
               ----------         ------     ---------     ----------
SUB               555,272          4,395        38,869        598,536
TOTAL

0028AA            667,796            428        46,776        715,000  O&MN
0028AB          1,332,790            854        93,356      1,427,000  RDT&E,N
0028AC            761,193            489        53,318        815,000  SCN
0028AD          1,428,991            916       100,093      1,530,000  OPN
0028AE                  0              0             0              0  WPN
0028AF                  0              0             0              0  APN
0028AG                  0              0             0              0  FMS
0028AH                  0              0             0              0  DBOF
0028AJ                  0              0             0              0  OTHER
               ----------         ------     ---------     ----------
SUB             4,190,770          2,687       293,543      4,487,000
TOTAL

SUB
TOTAL TO       30,632,897         23,113     2,144,881     32,800,891
DATE

                                                                N00024-90-C-5208
                                                                N00024-95-FR-54680
                                                                Modification P00118
                                                                Page 7 of 7


    ITEM          ESTIMATED         COM      FIXED FEE      AMOUNT    CATEGORY
SUB
TOTAL            30,632,897         23,113   2,144,881    32,800,891

0029AA                    0              0           0             0  FMS
0029AB                    0              0           0             0  FMS
0029AC                    0              0           0             0  FMS
0029AD                    0              0           0             0  FMS
0029AE                    0              0           0             0  FMS
0O29AF                    0              0           0             0  FMS
0029AG                    0              0           0             0  FMS
0029AH                    0              0           0             0  FMS
0029AJ                    0              0           0             0  FMS
                 ----------        ------    ---------    ----------
TOTAL                     0              0           0             0

0030AA                    0              0           0             0  RDT&E
0030AB                    0              0           0             0  O&MN
0030AC                    0              0           0             0  OPN
0030AD                    0              0           0             0  SCN
0030AE                    0              0           0             0  OTHER
0030AF                    0              0           0             0  DBOF
0030AG                    0              0           0             0  FMS
0030AH                    0              0           0             0  WPN
0030AJ                    0              0           0             0  APN
                 ----------        ------    ---------    ----------
TOTAL                     0              0           0             0

SUB-TOTAL
TO DATE          30,632,897        23,113    2,144,881    32,800,891

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P000118            95     05
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002495RA08U6N               0028      AA


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54680
           TI-95-X49
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KP    1751804         8U6N    000      SA      S3K   0       068342   2D      04B6NO   46N52        000    0000       $ 40,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 40,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               17 APR 95                                                                                MAY 24 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED      /s/ S. M. Simpkins
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    ----------------------------
/s/ J. S. EGELAND                                                                         S. M. SIMPKINS
- ------------------------                                                                  BY DIRECTION OF
J.S. EGELAND, SEA 3KQ1                                                                    CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00117                            SEE BLK 16C           N00024- 95-FR-54678                5-03KF-54678
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54678
                                                             Modification P00117
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $165,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $165,000.00 apportioned as follows:


                       EST                         FIXED
       ITEM           COST         COM              FEE         TOTAL
       -----         ------        ---            ------       -------
       0028AC       154,107        99             10,794       165,000





                 REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                              N00024-90-C-5208
                                                              N00024-95-FR-54678
                                                              Modification P00117
                                                              Page 3 of 7


2. Accordingly the amount funded to date is increased by $165,000.00 from $32,595,891.00 to a new total of $32,760,891.00 apportioned as follows:

                     EST
      ITEM          COST          COM       FIXED FEE      TOTAL     CATEGORY
      ------      ---------      -----      -------     ----------   --------
      0001AA      1,284,239        763       89,898      1,374,900  RDT&E,N
      0001AB         84,066         50        5,884         90,000  FMS
      0001AC        611,810        365       42,825        655,000  O&MN
      0001AD        672,523        401       47,076        720,000  OPN
      0001AE        186,812        111       13,077        200,000  SCN
      0001AH        233,514        141       16,345        250,000  OTHER AGENCY
      0004AC         46,703         28        3,269         50,000  SCN
      0005AA         46,703         28        3,269         50,000  RDT&E
      0005AB        802,358        477       56,165        859,000  SCN
      0005AD        513,733        306       35,961        550,000  OTHER AGENCY
      0007AA        842,803        500       58,997        902,300  RDT&E
      0007AB        119,558         73        8,369        128,000  FMS
      0007AC        520,272        309       36,419        557,000  O&MN
      0007AD        817,303        486       57,211        875,000  OPN
      0007AE        910,710        540       63,750        975,000  SCN
      0007AF        382,965        228       26,807        410,000  DBOF
      0007AG         56,044         33        3,923         60,000  NAVAIR RDT&E
      0007AH        289,559        172       20,269        310,000  SPAWAR OPN
      0007AJ         46,703         28        3,269         50,000  NAVAIR NG
      0007AK        373,624        222       26,154        400,000  NAVAIR FMS
      THRU
      0007AS
      0011AB        168,131        100       11,769        180,000  SCN
      0011AD        177,472        105       12,423        190,000  SPAWAR RDT&E
      0011AE        158,790         94       11,116        170,000  SCN
                  ---------      -----      -------     ----------
      SUB TOTAL   9,346,395      5,560      654,245     10,006,200
      TO DATE

                                                     N00024-90-C-5208
                                                     N00024-95-FR-54678
                                                     Modification P00117
                                                     Page 4 of 7


   ITEM        ESTIMATED        COM    FIXED FEE    AMOUNT    CATEGORY
SUB-TOTAL      9,346,395       5,560    654,245   10,006,200

0012AA           760,704         462     53,234      814,400  O&MN
0012AB         1,358,597         817     95,086    1,454,500  RDT&E
0012AC            94,531          57      6,616      101,204  FMS
0012AD         1,516,903         907    106,190    1,624,000  OPN
0012AF            14,945           9      1,046       16,000  FMS
0012AG            35,303          21      2,472       37,796  FMS
0012AH            18,681          11      1,308       20,000  FMS
0012AJ            18,681          11      1,308       20,000  FMS
0012AK            23,351          14      1,635       25,000  FMS
0012AL            84,064          50      5,886       90,000  FMS
0012AM            42,032          25      2,943       45,000  FMS
0012AN            42,032          25      2,943       45,000  FMS
0012AP            82,196          49      5,755       88,000  SPAWAR/OPN
0012AQ           240,053         144     16,803      257,000  DBOF
0012AR             4,670           3        327        5,000  OTHER
0012AS           102,695          67      7,188      109,950  OTHER/DBOF
               ---------       -----    -------    ---------
SUB-TOTAL      4,439,438       2,672    310,740    4,752,850

SUB-TOTAL
TO DATE       13,785,833       8,232    964,985  14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54678
                                                 Modification P00117
                                                 Page 5 of 7




   ITEM         ESTIMATED        COM       FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL          13,785,833          8,232     964,985    14,759,050

0012AT            112,087             67       7,846      120,000  FMS
0012AU            112,087             67       7,846      120,000  FMS
0012AV             51,373             31       3,596       55,000  FMS
0012AW             18,681             11       1,308       20,000  FMS
0012AX             46,703             28       3,269       50,000  FMS
0012AY             46,703             28       3,269       50,000  FMS
0012AZ             18,681             11       1,308       20,000  FMS
0012BA              4,670              3         327        5,000  FMS
0012BB            168,130            101      11,769      180,000  FMS
0013AA            233,520            145      16,335      250,000  OPN
                ---------            ---     -------    ---------
TOTAL             812,635            492      56,873      870,000

0017AA          1,071,486            693      75,046    1,147,225  RDT&E
0017AC            369,859            241      25,900      396,000  O&MN
0017AD          1,499,061            962     104,977    1,605,000  OPN
0017AE          1,821,483          1,171     127,546    1,950,200  SCN
0017AF             46,700             31       3,269       50,000  OTHER
0017AG            405,517            260      28,403      434,180  DBOF
0017AH             36,613             23       2,564       39,200  FMS
0017AJ            152,241            100      10,659      163,000  WPN
0017AK             56,039             36       3,925       60,000  APN
0017AL             70,050             47       4,903       75,000  O&MN
                ---------            ---     -------    ---------
TOTAL           5,529,049          3,564     387,192    5,919,805

0022AA            819,101            524      57,375      877,000  RDT&E
0022AB                  0              0           0            0  FMS
0022AC            348,375            223      24,402      373,000  O&MN
0022AD            962,000            616      67,384    1,030,000  OPN
0022AE             93,398             60       6,542      100,000  SCN
0022AF                  0              0           0            0  DBOF
0022AG             34,557             22       2,421       37,000  WPN
0022AH                  0              0           0            0  APN
                ---------            ---     -------    ---------
TOTAL           2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE        22,384,948         13,733   1,567,174    23,965,855

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54678
                                                 Modification P00117
                                                 Page 6 of 7


  ITEM         ESTIMATED       COM        FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL         22,384,948         13,733   1,567,174    23,965,855

0023AA           513,221            330      35,949       549,500     RDT&E
0023AB           322,224            206      22,570       345,000     O&MN
               ---------         ------   ---------    ----------
SUB              835,445            536      58,519       894,500
TOTAL

0024AA                 0              0           0             0     RDT&E
0024AB            37,359             24       2,617        40,000     O&MN
0024AC           803,225            514      56,261       860,000     SCN
0024AD            46,699             30       3,271        50,000     FMS
               ---------         ------   ---------    ----------
SUB              887,283            568      62,149       950,000
TOTAL

0025AA           205,476            132      14,392       220,000     RDT&E
0025AB                 0              0           0             0     O&MN
               ---------         ------   ---------    ----------
SUB              205,476            132      14,392       220,000
TOTAL

0026AA           216,682            139      15,179       232,000     RDT&E
0026AB           359,527            285      25,188       385,000     SCN
0026AC            91,997             59       6,444        98,500     OPN
0026AD           800,423            512      56,065       857,000     O&MN
0026AE            18,680             12       1,308        20,000     FMS
0026AF            18,680             12       1,308        20,000     OTHER
0026AG            58,374             37       4,089        62,500     DBOF
0026AH             9,340              6         654        10,000     DOD-R&D
               ---------         ------   ---------    ----------
SUB            1,573,703          1,062     110,235     1,685,000
TOTAL

0027             555,272          4,395      38,869       598,536
               ---------         ------   ---------    ----------
SUB              555,272          4,395      38,869       598,536
TOTAL

0028AA           630,437            404      44,159       675,000     O&MN
0028AB         1,332,790            854      93,356     1,427,000     RDT&E,N
0028AC           761,193            489      53,318       815,000     SCN
0028AD         1,428,991            916     100,093     1,530,000     OPN
0028AE                 0              0           0             0     WPN
0028AF                 0              0           0             0     APN
0028AG                 0              0           0             0     FMS
0028AH                 0              0           0             0     DBOF
0028AJ                 0              0           0             0     OTHER
               ---------         ------   ---------    ----------
SUB            4,153,411          2,663     290,926     4,447,000
TOTAL

SUB
TOTAL TO      30,595,538         23,089   2,142,264    32,760,891
DATE

                                                          N00024-90-C-5208
                                                          N00024-95-FR-54678
                                                          Modification P00117
                                                          Page 7 of 7




    ITEM        ESTIMATED        COM        FIXED FEE     AMOUNT     CATEGORY
SUB
TOTAL           30,595,538         23,089   2,142,264    32,760,891

0029AA                   0              0           0             0  FMS
0029AB                   0              0           0             0  FMS
0029AC                   0              0           0             0  FMS
0029AO                   0              0           0             0  FMS
0029AE                   0              0           0             0  FMS
0029AF                   0              0           0             0  FMS
0029AG                   0              0           0             0  FMS
0029AH                   0              0           0             0  FMS
0029AJ                   0              0           0             0  FMS
                         -              -           -             -
TOTAL                    0              0           0             0

0030AA                   0              0           0             0  RDT&E
0030AB                   0              0           0             0  O&MN
0030AC                   0              0           0             0  OPN
0030AD                   0              0           0             0  SCN
0030AE                   0              0           0             0  OTHER
0030AF                   0              0           0             0  DBOF
0030AG                   0              0           0             0  FMS
0030AH                   0              0           0             0  WPN
0030AJ                   0              0           0             0  APN
                         -              -           -             -
TOTAL                    0              0           0             0


SUB-TOTAL
TO DATE         30,595,538         23,089   2,142,264    32,760,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208              P00117
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002490PD4D565               0028      AC
          N0002490PD4D565               0028      AC
          N0002490PD4D565               0028      AC
          N0002490PD4D565               0028      AC
          N0002490PD4D565               0028      AC

FYI 90 Extended-Funds Cited are authorized in accordance with P.L. 101-65

          N0002491PD4D565               0028      AC
          N0002491PD4D565               0028      AC
          N0002491PD4D565               0028      AC
          N0002491PD4D565               0028      AC

          N0002492PD4D565               0028      AC
          N0002492PD4D565               0028      AC

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC

           Ser TI-95-XX03
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KW    1701611         8224    000      WC      WMW   0       068342   2D      000000   21821         9TS    1019      $  8,000.00
  KX    1701611         8224    000      WC      WMW   0       068342   2D      000000   21822         9TS    1029      $  8,000.00
  KY    1701611         8224    000      WC      WMW   0       068342   2D      000000   21823         9TS    1039      $  8,000.00
  KZ    1701611         8224    000      WC      WMW   0       068342   2D      000000   21824         9TS    1049      $  8,000.00
  LA    1701611         8224    000      WC      WMW   0       068342   2D      000000   21825         9TS    1059      $  8,000.00

  LB    1711611         A224    000      WC      WMW   0       068342   2D      000000   21923         9TS    1018      $ 10,000.00
  LC    1711611         A224    000      WC      WMW   0       068342   2D      000000   21940         9TS    1028      $ 10,000.00
  LD    1711611         A224    000      WC      WMW   0       068342   2D      000000   21833         9TS    1038      $  5,000.00
  LE    1711611         A224    000      WC      WMW   0       068342   2D      000000   21941         9TS    1048      $  5,000.00

  LF    1721611         A224    000      3H      WMW   0       068342   2D      000000   21942         9TS    1018      $  5,000.00
  GG    1721611         A224    000      3H      WMW   0       068342   2D      000000   21943         9TS    1028      $  5,000.00

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 80,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
/s/ Capt. Bruce R. Freund      17 May 95                                                  /s/J.L. Garris                JUN 15 1995
Capt. BRUCE R. FREUND                              OBLIGATION OF FUNDS IS AUTHORIZED
PEO(TAD)-D2A                                       IN AMOUNTS SHOWN IN COLUMN 16 ABOVE

                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208         P00117
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002492PD4D535               0028      AC
          N0002492PD4D535               0028      AC
          N0002492PD4D535               0028      AC

          N0002493PD4D535               0028      AC
          N0002493PD4D535               0028      AC
          N0002493PD4D535               0028      AC
          N0002493PD4D535               0028      AC

          N0002494PD4D535               0028      AC
          N0002494PD4D535               0028      AC
          N0002494PD4D535               0028      AC

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC

          SER TI-95-XX03
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  LH    1721611         A224    000      3H      WMW   0       068342   2D      000000   21944         9TS    1038      $ 5,000.00
  LK    1721611         A224    000      3H      WMW   0       068342   2D      000000   21945         9TS    1048      $ 5,000.00
  LL    1721611         A224    000      3H      WMW   0       068342   2D      000000   21946         9TS    1058      $ 5,000.00

  LT    1731611         A224    000      3H      WMW   0       068342   2D      000000   21947         9TS    1018      $10,000.00
  LS    1731611         A224    000      3H      WMW   0       068342   2D      000000   21948         9TS    1028      $10,000.00
  LU    1731611         A224    000      3H      WMW   0       068342   2D      000000   21949         9TS    1038      $10,000.00
  LV    1731611         A224    000      3H      WMW   0       068342   2D      000000   21950         9TS    1048      $10,000.00

  LW    1741611         A224    000      3H      WMW   0       068342   2D      000000   21951         9TS    1018      $10,000.00
  LX    1741611         A224    000      3H      WMW   0       068342   2D      000000   21952         9TS    1028      $10,000.00
  LY    1741611         A224    000      3H      WMW   0       068342   2D      000000   21953         9TS    1038      $10,000.00

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $85,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
 /s/Capt. Bruce R. Freund      17 MAY 95                                                                                JUN 15 1995
Capt. Bruce R. Freund                              OBLIGATION OF FUNDS IS AUTHORIZED
PEO(TAD)-D2A                                       IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    /s/J.L. Garris
                                                                                          J.L. Garris
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00116                            SEE BLK 16C           N00024- 95-FR-54677                5-03KF-54677
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /S/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                            N00024-90-C-5208
                                                            N00024-95-FR-54677
                                                            Modification P00116
                                                            Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $21,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $21,000.00 apportioned as follows:


                       EST                       FIXED
       ITEM            COST          COM          FEE            TOTAL
       ------         ------        ---          -----          ------
       0028AB         19,613          13         1,374          21,000





             REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54677
                                                             Modification P00116
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $21,000.00 from $32,574,891.00 to a new total of $32,595,891.00 apportioned as follows:

                    EST
        ITEM        COST           COM     FIXED FEE       TOTAL       CATEGORY
       ------     ---------        ---     ---------     ---------     --------
       0001AA     1,284,239        763       89,898      1,374,900     RDT&E, N
       0001AB        84,066         50        5,884         90,000     FMS
       0001AC       611,810        365       42,825        655,000     O&MN
       0001AD       672,523        401       47,076        720,000     OPN
       0001AE       186,812        111       13,077        200,000     SCN
       0001AH       233,514        141       16,345        250,000     OTHER AGENCY
       0004AC        46,703         28        3,269         50,000     SCN
       0005AA        46,703         28        3,269         50,000     RDT&E
       0005AB       802,358        477       56,165        859,000     SCN
       0005AD       513,733        306       35,961        550,000     OTHER AGENCY
       0007AA       842,803        500       58,997        902,300     RDT&E
       0007AB       119,558         73        8,369        128,000     FMS
       0007AC       520,272        309       36,419        557,000     O&MN
       0007AD       817,303        486       57,211        875,000     OPN
       0007AE       910,710        540       63,750        975,000     SCN
       0007AF       382,965        228       26,807        410,000     DBOF
       0007AG        56,044         33        3,923         60,000     NAVAIR RDT&E
       0007AH       289,559        172       20,269        310,000     SPAWAR OPN
       0007AJ        46,703         28        3,269         50,000     NAVAIR NG
       0007AK       373,624        222       26,154        400,000     NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100       11,769        180,000     SCN
       0011AD       177,472        105       12,423        190,000     SPAWAR RDT&E
       0011AE       158,790         94       11,116        170,000     SCN
                 ----------      -----      -------     ----------
       SUB TOTAL  9,346,395      5,560      654,245     10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54677
                                                 Modification P00116
                                                 Page 4 of 7


   ITEM        ESTIMATED       COM     FIXED FEE    AMOUNT        CATEGORY
SUB-TOTAL      9,346,395       5,560    654,245   10,006,200

0012AA           760,704         462     53,234      814,400  O&MN
0012AB         1,358,597         817     95,086    1,454,500  RDT&E
0012AC            94,531          57      6,616      101,204  FMS
0012AD         1,516,903         907    106,190    1,624,000  OPN
0012AF            14,945           9      1,046       16,000  FMS
0012AG            35,303          21      2,472       37,796  FMS
0012AH            18,681          11      1,308       20,000  FMS
0012AJ            18,681          11      1,308       20,000  FMS
0012AK            23,351          14      1,635       25,000  FMS
0012AL            84,064          50      5,886       90,000  FMS
0012AM            42,032          25      2,943       45,000  FMS
0012AN            42,032          25      2,943       45,000  FMS
0012AP            82,196          49      5,755       88,000  SPAWAR/OPN
0012AQ           240,053         144     16,803      257,000  DBOF
0012AR             4,670           3        327        5,000  OTHER
0012AS           102,695          67      7,188      109,950  OTHER/DBOF
                 -------          --      -----      -------
SUB-TOTAL      4,439,438       2,672    310,740    4,752,850

SUB-TOTAL
TO DATE       13,785,833       8,232    964,985    14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54677
                                                Modification P00116
                                                Page 5 of 7


   ITEM         ESTIMATED       COM        FIXED FEE    AMOUNT       CATEGORY
SUB
TOTAL          13,785,833           8,232   964,985   14,759,050

0012AT            112,087              67     7,846      120,000  FMS
0012AU            112,087              67     7,846      120,000  FMS
0012AV             51,373              31     3,596       55,000  FMS
0012AW             18,681              11     1,308       20,000  FMS
0012AX             46,703              28     3,269       50,000  FMS
0012AY             46,703              28     3,269       50,000  FMS
0012AZ             18,681              11     1,308       20,000  FMS
0012BA              4,670               3       327        5,000  FMS
0012BB            168,130             101    11,769      180,000  FMS
0013AA            233,520             145    16,335      250,000  OPN
                  -------             ---    ------      -------
TOTAL             812,635             492    56,873      870,000


0017AA          1,071,486             693    75,046    1,147,225  RDT&E
0017AC            369,859             241    25,900      396,000  O&MN
0017AD          1,499,061             962   104,977    1,605,000  OPN
0017AE          1,821,483           1,171   127,546    1,950,200  SCN
0017AF             46,700              31     3,269       50,000  OTHER
0017AG            405,517             260    28,403      434,180  DBOF
0017AH             36,613              23     2,564       39,200  FMS
0017AJ            152,241             100    10,659      163,000  WPN
0017AK             56,039              36     3,925       60,000  APN
0017AL             70,050              47     4,903       75,000  O&MN
                  -------             ---    ------      -------
TOTAL           5,529,049           3,564   387,192    5,919,805


0022AA            819,101             524    57,375      877,000  RDT&E
0022AB                  0               0         0            0  FMS
0022AC            348,375             223    24,402      373,000  O&MN
0022AD            962,000             616    67,384    1,030,000  OPN
0022AE             93,398              60     6,542      100,000  SCN
0022AF                  0               0         0            0  DBOF
0022AG             34,557              22     2,421       37,000  WPN
0022AH                  0               0         0            0  APN
                  -------             ---    ------      -------
TOTAL           2,257,431           1,445   158,124    2,417,000

SUB-TOTAL
TO DATE        22,384,948          13,733 1,567,174   23,965,855

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54677
                                                 Modification P00116
                                                 Page 6 of 7


 ITEM         ESTIMATED           COM      FIXED FEE     AMOUNT    CATEGORY
SUB
TOTAL         22,384,948          13,733  1,567,174    23,965,855

0023AA           513,221             330     35,949       549,500  RDT&E
0023AB           322,224             206     22,570       345,000  O&MN
                 -------             ---     ------       -------
SUB              835,445             536     58,519       894,500
TOTAL

0024AA                 0               0          0             0  RDT&E
0024AB            37,359              24      2,617        40,000  O&MN
0024AC           803,225             514     56,261       860,000  SCN
0024AD            46,699              30      3,271        50,000  FMS
                  ------              --      -----        ------
SUB              887,283             568     62,149       950,000
TOTAL

0025AA           205,476             132     14,392       220,000  RDT&E
0025AB                 0               0          0             0  O&MN
                       -               -          -             -
SUB              205,476             132     14,392       220,000
TOTAL

0026AA           216,682             139     15,179       232,000  RDT&E
0026AB           359,527             285     25,188       385,000  SCN
0026AC            91,997              59      6,444        98,500  OPN
0026AD           800,423             512     56,065       857,000  O&MN
0026AE            18,680              12      1,308        20,000  FMS
0026AF            18,680              12      1,308        20,000  OTHER
0026AG            58,374              37      4,089        62,500  DBOF
0026AH             9,340               6        654        10,000  DOD-R&D
                   -----               -        ---        ------
SUB            1,573,703           1,062    110,235     1,685,000
TOTAL

0027             555,272           4,395     38,869       598,536

SUB              555,272           4,395     38,869       598,536
TOTAL

0028AA           630,437             404     44,159       675,000  O&MN
0028AB         1,332,790             854     93,356     1,427,000  RDT&E,N
0028AC           607,086             390     42,524       650,000  SCN
0028AD         1,428,991             916    100,093     1,530,000  OPN
0028AE                 0               0          0             0  WPN
0028AF                 0               0          0             0  APN
0028AG                 0               0          0             0  FMS
0028AH                 0               0          0             0  DBOF
0028AJ                 0               0          0             0  OTHER
                       -               -          -             -
SUB            3,999,304           2,564    280,132     4,282,000
TOTAL

SUB
TOTAL TO      30,441,431          22,990  2,131,470    32,595,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54677
                                                             Modification P00116
                                                             Page 7 of 7




 ITEM        ESTIMATED          COM       FIXED FEE     AMOUNT      CATEGORY
SUB
TOTAL        30,441,431         22,990    2,131,470     32,595,891

0029AA                0              0            0              0  FMS
0029AB                0              0            0              0  FMS
0029AC                0              0            0              0  FMS
0029AD                0              0            0              0  FMS
0029AE                0              0            0              0  FMS
0029AF                0              0            0              0  FMS
0029AG                0              0            0              0  FMS
0029AH                0              0            0              0  FMS
0029AJ                0              0            0              0  FMS
                      -              -            -              -
TOTAL                 0              0            0              0


0030AA                0              0            0              0  RDT&E
0030AB                0              0            0              0  O&MN
0030AC                0              0            0              0  OPN
0030AD                0              0            0              0  SCN
0030AE                0              0            0              0  OTHER
0030AF                0              0            0              0  DBOF
0030AG                0              0            0              0  FMS
0030AH                0              0            0              0  WPN
0030AJ                0              0            0              0  APN
                      -              -            -              -
TOTAL                 0              0            0              0

SUB-TOTAL
TO DATE      30,441,431         22,990    2,131,470     32,595,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                                COMPTEK
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P00116
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          N0002495AF184TA               0028      AB
          PE 63582N
- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54677
           TI-95-X24
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KC    1751319         84TA    000      SA      S3K   0       068342   2D      980360   S0164         ETS    ETS0      $21,000.00

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $21,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               1 MAY 95                                                                                5/26/95
/s/ John W. Whitehead                              OBLIGATION OF FUNDS IS AUTHORIZED      /s/ J. L. Pritchett
- -----------------------------                      IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    ----------------------------
X JOHN W. WHITEHEAD, SEA 03KM                                                          X  J. L. PRITCHETT
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00115                            SEE BLK 16C           N00024- 95-FR-54671                5-03KF-54671
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54671
                                                             Modification P00115
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $750,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $750,000.00 apportioned as follows:



                      EST                        FIXED
       ITEM           COST         COM           FEE            TOTAL
       0028AD       700,486        449           49,065        750,000





                    REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54671
                                                             Modification P00115
                                                             Page 3 of 7


2. Accordingly the amount funded to date is increased by $750,000.00 from $31,824,891.00 to a new total of $32,574,891.00 apportioned as follows:


                    EST
      ITEM          COST         CQM       FIXED FEE       TOTAL    CATEGORY
      0001AA      1,284,239        763       89,898      1,374,900  RDT&E,N
      0001AB         84,066         50        5,884         90,000  FMS
      0001AC        611,810        365       42,825        655,000  O&MN
      0001AD        672,523        401       47,076        720,000  OPN
      0001AE        186,812        111       13,077        200,000  SCN
      0001AH        233,514        141       16,345        250,000  OTHER AGENCY
      0004AC         46,703         28        3,269         50,000  SCN
      0005AA         46,703         28        3,269         50,000  RDT&E
      0005AB        802,358        477       56,165        859,000  SCN
      0005AD        513,733        306       35,961        550,000  OTHER AGENCY
      0007AA        842,803        500       58,997        902,300  RDT&E
      0007AB        119,558         73        8,369        128,000  FMS
      0007AC        520,272        309       36,419        557,000  O&MN
      0007AD        817,303        486       57,211        875,000  OPN
      0007AE        910,710        540       63,750        975,000  SCN
      0007AF        382,965        228       26,807        410,000  DBOF
      0007AG         56,044         33        3,923         60,000  NAVAIR RDT&E
      0007AH        289,559        172       20,269        310,000  SPAWAR OPN
      0007AJ         46,703         28        3,269         50,000  NAVAIR NG
      0007AK        373,624        222       26,154        400,000  NAVAIR FMS
      THRU
      0007AS
      0011AB        168,131        100       11,769        180,000  SCN
      0011AD        177,472        105       12,423        190,000  SPAWAR RDT&E
      00l1AE        158,790         94       11,116        170,000  SCN
                    -------         --       ------        -------
      SUB TOTAL   9,346,395      5,560      654,245     10,006,200
      TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54671
                                                 Modification P00115
                                                 Page 4 of 7



  ITEM         ESTIMATED       COM      FIXED FEE    AMOUNT      CATEGORY
SUB-TOTAL       9,346,395      5,560    654,245      10,006,200

0012AA            760,704        462     53,234         814,400  O&MN
0012AB          1,358,597        817     95,086       1,454,500  RDT&E
0012AC             94,531         57      6,616         101,204  FMS
0012AD          1,516,903        907    106,190       1,624,000  OPN
0012AF             14,945          9      1,046          16,000  FMS
0012AG             35,303         21      2,472          37,796  FMS
0012AH             18,681         11      1,308          20,000  FMS
0012AJ             18,681         11      1,308          20,000  FMS
0012AK             23,351         14      1,635          25,000  FMS
0012AL             84,064         50      5,886          90,000  FMS
0012AM             42,032         25      2,943          45,000  FMS
0012AN             42,032         25      2,943          45,000  FMS
0012AP             82,196         49      5,755          88,000  SPAWAR/OPN
0012AQ            240,053        144     16,803         257,000  DBOF
0012AR              4,670          3        327           5,000  OTHER
0012AS            102,695         67      7,188         109,950  OTHER/DBOF
                  -------         --      -----         -------
SUB-TOTAL       4,439,438      2,672    310,740       4,752,850

SUB-TOTAL
TO DATE        13,785,833      8,232    964,985      14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54671
                                                 Modification P00115
                                                 Page 5 of 7




  ITEM         ESTIMATED          COM      FIXED FEE    AMOUNT      CATEGORY
SUB
TOTAL          13,785,833          8,232     964,985    14,759,050

0012AT            112,087             67       7,846       120,000  FMS
0012AU            112,087             67       7,846       120,000  FMS
0012AV             51,373             31       3,596        55,000  FMS
0012AW             18,681             11       1,308        20,000  FMS
0012AX             46,703             28       3,269        50,000  FMS
0012AY             46,703             28       3,269        50,000  FMS
0012AZ             18,681             11       1,308        20,000  FMS
0012BA              4,670              3         327         5,000  FMS
0012BB            168,130            101      11,769       180,000  FMS
0013AA            233,520            145      16,335       250,000  OPN
                  -------            ---      ------       -------
TOTAL             812,635            492      56,873       870,000


0017AA          1,071,486            693      75,046     1,147,225  RDT&E
0017AC            369,859            241      25,900       396,000  O&MN
0017AD          1,499,061            962     104,977     1,605,000  OPN
0017AE          1,821,483          1,171     127,546     1,950,200  SCN
0017AF             46,700             31       3,269        50,000  OTHER
0017AG            405,517            260      28,403       434,180  DBOF
0017AH             36,613             23       2,564        39,200  FMS
0017AJ            152,241            100      10,659       163,000  WPN
0017AK             56,039             36       3,925        60,000  APN
0017AL             70,050             47       4,903        75,000  O&MN
                   ------             --       -----        ------
TOTAL           5,529,049          3,564     387,192     5,919,805


0022AA            819,101            524      57,375       877,000  RDT&E
0022AB                  0              0           0             0  FMS
0022AC            348,375            223      24,402       373,000  O&MN
0022AD            962,000            616      67,384     1,030,000  OPN
0022AE             93,398             60       6,542       100,000  SCN
0022AF                  0              0           0             0  DBOF
0022AG             34,557             22       2,421        37,000  WPN
0022AH                  0              0           0             0  APN
                        -              -           -             -
TOTAL           2,257,431          1,445     158,124     2,417,000

SUB-TOTAL
TO DATE        22,384,948         13,733   1,567,174    23,965,855

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54671
                                                 Modification P00115
                                                 Page 6 of 7


 ITEM          ESTIMATED        COM        FIXED FEE    AMOUNT      CATEGORY
SUB
TOTAL          22,384,948       13,733     1,567,174    23,965,855

0023AA            513,221          330        35,949       549,500  RDT&E
0023AB            322,224          206        22,570       345,000  O&MN
                  -------          ---        ------       -------
SUB               835,445          536        58,519       894,500
TOTAL

0024AA                  0            0             0             0  RDT&E
0024AB             37,359           24         2,617        40,000  O&MN
0024AC            803,225          514        56,261       860,000  SCN
0024AD             46,699           30         3,271        50,000  FMS
                   ------           --         -----        ------
SUB               887,283          568        62,149       950,000
TOTAL

0025AA            205,476          132        14,392       220,000  RDT&E
0025AB                  0            0             0             0  O&MN
                        -            -             -             -
SUB               205,476          132        14,392       220,000
TOTAL

0026AA            216,682          139        15,179       232,000  RDT&E
0026AB            359,527          285        25,188       385,000  SCN
0026AC             91,997           59         6,444        98,500  OPN
0026AD            800,423          512        56,065       857,000  O&MN
0026AE             18,680           12         1,308        20,000  FMS
0026AF             18,680           12         1,308        20,000  OTHER
0026AG             58,374           37         4,089        62,500  DBOF
0026AH              9,340            6           654        10,000  DOD-R&D
                    -----            -           ---        ------
SUB             1,573,703        1,062       110,235     1,685,000
TOTAL

0027              555,272        4,395        38,869       598,536

SUB               555,272        4,395        38,869       598,536
TOTAL

0028AA            630,437          404        44,159       675,000  O&MN
0028AB          1,313,177          841        91,982     1,406,000  RDT&E,N
0028AC            607,086          390        42,524       650,000  SCN
0028AD          1,428,991          916       100,093     1,530,000  OPN
0028AE                  0            0             0             0  WPN
0028AF                  0            0             0             0  APN
0028AG                  0            0             0             0  FMS
0028AH                  0            0             0             0  DBOF
0028AJ                  0            0             0             0  OTHER
                        -            -             -             -
SUB             3,979,691        2,551       278,758     4,261,000
TOTAL

SUB
TOTAL TO       30,421,818       22,977     2,130,096    32,574,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54671
                                                             Modification P00115
                                                             Page 7 of 7




 ITEM           ESTIMATED          COM      FIXED FEE  AMOUNT      CATEGORY
SUB
TOTAL           30,421,818         22,977   2,130,096  32,574,891

0029AA                   0              0           0           0  FMS
0029AB                   0              0           0           0  FMS
0029AC                   0              0           0           0  FMS
0029AD                   0              0           0           0  FMS
0029AE                   0              0           0           0  FMS
0029AF                   0              0           0           0  FMS
0029AG                   0              0           0           0  FMS
0029AH                   0              0           0           0  FMS
0029AJ                   0              0           0           0  FMS
                         -              -           -           -
TOTAL                    0              0           0           0


0030AA                   0              0           0           0  RDT&E
0030AB                   0              0           0           0  O&MN
0030AC                   0              0           0           0  OPN
0030AD                   0              0           0           0  SCN
0030AE                   0              0           0           0  OTHER
0030AF                   0              0           0           0  DBOF
0030AG                   0              0           0           0  FMS
0030AH                   0              0           0           0  WPN
0030AJ                   0              0           0           0  APN
                         -              -           -           -
TOTAL                    0              0           0           0


SUB-TOTAL
TO DATE         30,421,818         22,977   2,130,096  32,574,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                                01 P3 MULTI
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208
                             P00115                95     05     05
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

A         N0002495PD30456       AA      0028      AD


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC

             N0002495FR54671
             T.I. - 95-X36
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  LQ    1751810         82MB    000      4L      S4F   0       068342   2D      000000   MB040         000    0010      $750,000.00

                 This document conveys authority to obligate -0- dollars within the FY 95 CAAS funding limitation.

                                             THIS FUNDING EXPIRES ON 30 SEPTEMBER 1997

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $750,000.00
- ------------------------------------------------------------------------------------------------------------------------------------


17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               23 MAR 95                                                                                MAY 05 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/S/ D. W. Beasley                                                                         /s/ L. R. Bupp
CAPT. D. W. Beasley, SEA 91W1                                                             BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supercedes NAVMAT 7300/10)                                                               Page 1 of 1

NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00114                            SEE BLK 16C           N00024- 95-FR-54670                5-03KF-54670
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54670
                                                             Modification P00114
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $225,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $225,000.00 apportioned as follows:



                      EST                         FIXED
        ITEM          COST         COM             FEE          TOTAL
       ------       -------        ---            ------       -------
       0028AC       210,145        135            14,720       225,000





                    REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54670
                                                             Modification P00114
                                                             Page 3 of 7


2. Accordingly the amount funded to date is increased by $225,000.00 from $31,599,891.00 to a new total of $31,824,891.00 apportioned as follows:

                     EST
        ITEM         COST          COM     FIXED FEE       TOTAL       CATEGORY
       ------     ---------        ---     ---------     ---------     --------
       0001AA     1,284,239        763       89,898      1,374,900     RDT&E,N
       0001AB        84,066         50        5,884         90,000     FMS
       0001AC       611,810        365       42,825        655,000     O&MN
       0001AD       672,523        401       47,076        720,000     OPN
       0001AE       186,812        111       13,077        200,000     SCN
       0001AH       233,514        141       16,345        250,000     OTHER AGENCY
       0004AC        46,703         28        3,269         50,000     SCN
       0005AA        46,703         28        3,269         50,000     RDT&E
       0005AB       802,358        477       56,165        859,000     SCN
       0005AD       513,733        306       35,961        550,000     OTHER AGENCY
       0007AA       842,803        500       58,997        902,300     RDT&E
       0007AB       119,558         73        8,369        128,000     FMS
       0007AC       520,272        309       36,419        557,000     O&MN
       0007AD       817,303        486       57,211        875,000     OPN
       0007AE       910,710        540       63,750        975,000     SCN
       0007AF       382,965        228       26,807        410,000     DBOF
       0007AG        56,044         33        3,923         60,000     NAVAIR RDT&E
       0007AH       289,559        172       20,269        310,000     SPAWAR OPN
       0007AJ        46,703         28        3,269         50,000     NAVAIR NG
       0007AK       373,624        222       26,154        400,000     NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100       11,769        180,000     SCN
       0011AD       177,472        105       12,423        190,000     SPAWAR RDT&E
       0011AE       158,790         94       11,116        170,000     SCN
                 ----------      -----      -------     ----------
       SUB TOTAL 9,346,395       5,560      654,245     10,006,200
       TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54670
                                                Modification P00114
                                                Page 4 of 7


   ITEM       ESTIMATED      COM     FIXED FEE    AMOUNT        CATEGORY
SUB-TOTAL     9,346,395       5,560    654,245    10,006,200

0012AA          760,704         462     53,234       814,400  O&MN
0012AB        1,358,597         817     95,086     1,454,500  RDT&E
0012AC           94,531          57      6,616       101,204  FMS
0012AD        1,516,903         907    106,190     1,624,000  OPN
0012AF           14,945           9      1,046        16,000  FMS
0012AG           35,303          21      2,472        37,796  FMS
0012AH           18,681          11      1,308        20,000  FMS
0012AJ           18,681          11      1,308        20,000  FMS
0012AK           23,351          14      1,635        25,000  FMS
0012AL           84,064          50      5,886        90,000  FMS
0012AM           42,032          25      2,943        45,000  FMS
0012AN           42,032          25      2,943        45,000  FMS
0012AP           82,196          49      5,755        88,000  SPAWAR/OPN
0012AQ          240,053         144     16,803       257,000  DBOF
0012AR            4,670           3        327         5,000  OTHER
0012AS          102,695          67      7,188       109,950  OTHER/DBOF
                -------         ---      -----       -------
SUB-TOTAL     4,439,438       2,672    310,740     4,752,850

SUB-TOTAL
TO DATE      13,785,833       8,232    964,985    14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54670
                                                 Modification P00114
                                                 Page 5 of 7


   ITEM        ESTIMATED        COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL          13,785,833          8,232     964,985   14,759,050

0012AT            112,087             67       7,846      120,000  FMS
0012AU            112,087             67       7,846      120,000  FMS
0012AV             51,373             31       3,596       55,000  FMS
0012AW             18,681             11       1,308       20,000  FMS
0012AX             46,703             28       3,269       50,000  FMS
0012AY             46,703             28       3,269       50,000  FMS
0012AZ             18,681             11       1,308       20,000  FMS
0012BA              4,670              3         327        5,000  FMS
0012BB            168,130            101      11,769      180,000  FMS
0013AA            233,520            145      16,335      250,000  OPN
                  -------            ---      ------      -------
TOTAL             812,635            492      56,873      870,000


0017AA          1,071,486            693      75,046    1,147,225  RDT&E
0017AC            369,859            241      25,900      396,000  O&MN
0017AD          1,499,061            962     104,977    1,605,000  OPN
0017AE          1,821,483          1,171     127,546    1,950,200  SCN
0017AF             46,700             31       3,269       50,000  OTHER
0017AG            405,517            260      28,403      434,180  DBOF
0017AH             36,613             23       2,564       39,200  FMS
0017AJ            152,241            100      10,659      163,000  WPN
0017AK             56,039             36       3,925       60,000  APN
0017AL             70,050             47       4,903       75,000  O&MN
                  -------            ---      ------      -------
TOTAL           5,529,049          3,564     387,192    5,919,805


0022AA            819,101            524      57,375      877,000  RDT&E
0022AB                  0              0           0            0  FMS
0022AC            348,375            223      24,402      373,000  O&MN
0022AD            962,000            616      67,384    1,030,000  OPN
0022AE             93,398             60       6,542      100,000  SCN
0022AF                  0              0           0            0  DBOF
0022AG             34,557             22       2,421       37,000  WPN
0022AH                  0              0           0            0  APN
                  -------            ---      ------      -------
TOTAL           2,257,431          1,445     158,124    2,417,000


SUB-TOTAL
TO DATE        22,384,948         13,733   1,567,174    23,965,855

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54670
                                                 Modification P00114
                                                 Page 6 of 7

  ITEM         ESTIMATED        COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          22,384,948         13,733  1,567,174   23,965,855

0023AA            513,221            330     35,949      549,500  RDT&E
0023AB            322,224            206     22,570      345,000  O&MN
                  -------            ---     ------      -------
SUB               835,445            536     58,519      894,500
TOTAL

0024AA                  0              0          0            0  RDT&E
0024AB             37,359             24      2,617       40,000  O&MN
0024AC            803,225            514     56,261      860,000  SCN
0024AD             46,699             30      3,271       50,000  FMS
                  -------            ---     ------      -------
SUB               887,283            568     62,149      950,000
TOTAL

0025AA            205,476            132     14,392      220,000  RDT&E
0025AB                  0              0          0            0  O&MN
                  -------            ---     ------      -------
SUB               205,476            132     14,392      220,000
TOTAL

0026AA            216,682            139     15,179      232,000  RDT&E
0026AB            359,527            285     25,188      385,000  SCN
0026AC             91,997             59      6,444       98,500  OPN
0026AD            800,423            512     56,065      857,000  O&MN
0026AE             18,680             12      1,308       20,000  FMS
0026AF             18,680             12      1,308       20,000  OTHER
0026AG             58,374             37      4,089       62,500  DBOF
0026AH              9,340              6        654       10,000  DOD-R&D
                  -------            ---     ------      -------
SUB             1,573,703          1,062    110,235    1,685,000
TOTAL

0027              555,272          4,395     38,869      598,536
                  -------            ---     ------      -------
SUB               555,272          4,395     38,869      598,536
TOTAL

0028AA            630,437            404     44,159      675,000  O&MN
0028AB          1,313,177            841     91,982    1,406,000  RDT&E,N
0028AC            607,086            390     42,524      650,000  SCN
0028AD            728,505            467     51,028      780,000  OPN
0028AE                  0              0          0            0  WPN
0028AF                  0              0          0            0  APN
0028AG                  0              0          0            0  FMS
0028AH                  0              0          0            0  DBOF
0028AJ                  0              0          0            0  OTHER
                  -------            ---     ------      -------
SUB             3,279,205          2,102    229,693    3,511,000
TOTAL

SUB
TOTAL TO       29,721,332         22,528  2,081,031    31,824,891
DATE

                                                              N00024-90-C-5208
                                                              N00024-95-FR-54670
                                                              Modification P00114
                                                              Page 7 of 7



    ITEM          ESTIMATED           COM      FIXED FEE     AMOUNT     CATEGORY
SUB
TOTAL            29,721,332         22,528     2,081,031    31,824,891

0029AA                    0              0             0             0  FMS
0029AB                    0              0             0             0  FMS
0029AC                    0              0             0             0  FMS
0029AD                    0              0             0             0  FMS
0029AE                    0              0             0             0  FMS
0029AF                    0              0             0             0  FMS
0029AG                    0              0             0             0  FMS
0029AH                    0              0             0             0  FMS
0029AJ                    0              0             0             0  FMS
                 ----------         ------     ---------    ----------
TOTAL                     0              0             0             0

0030AA                    0              0             0             0  RDT&E
0030AB                    0              0             0             0  O&MN
0030AC                    0              0             0             0  OPN
0030AD                    0              0             0             0  SCN
0030AE                    0              0             0             0  OTHER
0030AF                    0              0             0             0  DBOF
0030AG                    0              0             0             0  FMS
0030AH                    0              0             0             0  WPN
0030AJ                    0              0             0             0  APN
                 ----------         ------     ---------    ----------
TOTAL                     0              0             0             0

SUB-TOTAL
TO DATE          29,721,332         22,528     2,081,031    31,824,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                        PAGE: 1 OF 1
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208            P00114                95     02     28
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

A         N0002491PD83082               0028      AC
              AOE-08

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC

         N0002495FR54670
             TI 95X42
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KR    1701611         8598    000      X4      WEH   0       068342   2D      000000   21907         543    0010        25,000.00

OWLD: AOE 8 (21907) 31 Aug 96

FY 90 Extended funds cited are authorized in accordance with P.L. 101-165.

This Document conveys authority to obligate -0- dollars within the FY 90 CAAS funding limitation.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL           25,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               3-6-95                                                                                   MAY 25 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/s/ H. Ampagoomian                                                                        /s/ M. R. Wagner
H. Ampagoomian, SEA 03K11                                                                 BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208            P00114
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

A         N0002493PD83012               0028      AC


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54670
           TI - 95-X33
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KS    1731611         8598    000      WB      WEH   0       068342   2D      000000   21979         543    012       $100,000.00

This document conveys authority to obligate -0- dollars within the FY 93 CAAS funding limitation.

OWLD: AOE 10 (21979) - 30 NOV 1998
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $100,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               3-24-95                                                                                  MAY 25 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/s/ H. Ampagoomian                                                                        /s/ M. R. Wagner
H. Ampagoomian, SEA 03K11                                                                 BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supercedes NAVMAT 7300/10)                                                                Page 1 of 1

- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208            P00114
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

A         N0002495PD92345               0028      AC


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54670
           TI-95-X44
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  KT    1751711         8212    000      WU      WGA   0       068342   2D      000000   22175         826    0020      $100,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $100,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               6/2/95                                                                                   JUN - 6 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/s/ Joy Douglas                                                                           /s/ M. R. Wagner
JOY DOUGLAS, SEA 03D38                                                                    BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00113                            SEE BLK 16C           N00024- 95-FR-54699                5-03KF-54669
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                              JUN 28 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                            N00024-90-C-5208
                                                            N00024-95-FR-54669
                                                            Modification P00113
                                                            Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN
0028 in the amount of $425,000.00.   Accordingly, Contract N00024-90-C-5208 is
modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEM5 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $425,000.00 apportioned as follows:


                       EST                        FIXED
        ITEM          COST         COM             FEE          TOTAL
       ------       -------        ---            ------       -------
       0028AC       396,941        255            27,804       425,000





                 REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                              N00024-90-C-5208
                                                              N00024-95-FR-54669
                                                              Modification P00113
                                                              Page 3 of 7


2. Accordingly the amount funded to date is increased by $425,000.00 from $31,174,891.00 to a new total of $31,599,891.00 apportioned as follows:

                     EST
       ITEM         COST          COM       FIXED FEE      TOTAL     CATEGORY
       ----       ---------      -----      ---------   ----------   --------
       0001AA     1,284,239        763       89,898      1,374,900  RDT&E,N
       0001AB        84,066         50        5,884         90,000  FMS
       0001AC       611,810        365       42,825        655,000  O&MN
       0001AD       672,523        401       47,076        720,000  OPN
       0001AE       186,812        111       13,077        200,000  SCN
       0001AH       233,514        141       16,345        250,000  OTHER AGENCY
       0004AC        46,703         28        3,269         50,000  SCN
       0005AA        46,703         28        3,269         50,000  RDT&E
       0005AB       802,358        477       56,165        859,000  SCN
       0005AD       513,733        306       35,961        550,000  OTHER AGENCY
       0007AA       842,803        500       58,997        902,300  RDT&E
       0007AB       119,558         73        8,369        128,000  FMS
       0007AC       520,272        309       36,419        557,000  O&MN
       0007AD       817,303        486       57,211        875,000  OPN
       0007AE       910,710        540       63,750        975,000  SCN
       0007AF       382,965        228       26,807        410,000  DBOF
       0007AG        56,044         33        3,923         60,000  NAVAIR RDT&E
       0007AH       289,559        172       20,269        310,000  SPAWAR OPN
       0007AJ        46,703         28        3,269         50,000  NAVAIR NG
       0007AK       373,624        222       26,154        400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100       11,769        180,000  SCN
       0011AD       177,472        105       12,423        190,000  SPAWAR RDT&E
       0011AE       158,790         94       11,116        170,000  SCN
                  ---------      -----      -------     ----------
       SUB TOTAL  9,346,395      5,560      654,245     10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54669
                                                 Modification P00113
                                                 Page 4 of 7


   ITEM        ESTIMATED       COM     FIXED FEE     AMOUNT     CATEGORY
SUB-TOTAL      9,346,395      5,560     654,245    10,006,200

0012AA           760,704        462      53,234       814,400  O&MN
0012AB         1,358,597        817      95,086     1,454,500  RDT&E
0012AC            94,531         57       6,616       101,204  FMS
0012AD         1,516,903        907     106,190     1,624,000  OPN
0012AF            14,945          9       1,046        16,000  FMS
0012AG            35,303         21       2,472        37,796  FMS
0012AH            18,681         11       1,308        20,000  FMS
0012AJ            18,681         11       1,308        20,000  FMS
0012AK            23,351         14       1,635        25,000  FMS
0012AL            84,064         50       5,886        90,000  FMS
0012AM            42,032         25       2,943        45,000  FMS
0012AN            42,032         25       2,943        45,000  FMS
0012AP            82,196         49       5,755        88,000  SPAWAR/OPN
0012AQ           240,053        144      16,803       257,000  DBOF
0012AR             4,670          3         327         5,000  OTHER
0012AS           102,695         67       7,188       109,950  OTHER/DBOF
               ---------      -----     -------    ----------
SUB-TOTAL      4,439,438      2,672     310,740     4,752,850

SUB-TOTAL
TO DATE       13,785,833      8,232     964,985    14,759,050

                                                            N00024-90-C-5208
                                                            N00024-95-FR-54669
                                                            Modification P00113
                                                            Page 5 of 7

   ITEM         ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL          13,785,833           8,232    964,985   14,759,050

0012AT            112,087              67      7,846      120,000      FMS
0012AU            112,087              67      7,846      120,000      FMS
0012AV             51,373              31      3,596       55,000      FMS
0012AW             18,681              11      1,308       20,000      FMS
0012AX             46,703              28      3,269       50,000      FMS
0012AY             46,703              28      3,269       50,000      FMS
0012AZ             18,681              11      1,308       20,000      FMS
0012BA              4,670               3        327        5,000      FMS
0012BB            168,130             101     11,769      180,000      FMS
0013AA            233,520             145     16,335      250,000      OPN
               ----------          ------  ---------   ----------
TOTAL             812,635             492     56,873      870,000


0017AA          1,071,486             693     75,046    1,147,225      RDT&E
0017AC            369,859             241     25,900      396,000      O&MN
0017AD          1,499,061             962    104,977    1,605,000      OPN
0017AE          1,821,483           1,171    127,546    1,950,200      SCN
0017AF             46,700              31      3,269       50,000      OTHER
0017AG            405,517             260     28,403      434,180      DBOF
0017AH             36,613              23      2,564       39,200      FMS
0017AJ            152,241             100     10,659      163,000      WPN
0017AK             56,039              36      3,925       60,000      APN
0017AL             70,050              47      4,903       75,000      O&MN
               ----------          ------  ---------   ----------
TOTAL           5,529,049           3,564    387,192    5,919,805


0022AA            819,101             524     57,375      877,000      RDT&E
0022AB                  0               0          0            0      FMS
0022AC            348,375             223     24,402      373,000      O&MN
0022AD            962,000             616     67,384    1,030,000      OPN
0022AE             93,398              60      6,542      100,000      SCN
0022AF                  0               0          0            0      DBOF
0022AG             34,557              22      2,421       37,000      WPN
0022AH                  0               0          0            0      APN
               ----------          ------  ---------   ----------
TOTAL           2,257,431           1,445    158,124    2,417,000


SUB-TOTAL
TO DATE        22,384,948          13,733  1,567,174   23,965,855

                                                           N00024-90-C-5208
                                                           N00024-95-FR-54669
                                                           Modification P00113
                                                           Page 6 of 7


  ITEM         ESTIMATED           COM        FIXED FEE        AMOUNT     CATEGORY
SUB
TOTAL          22,384,948         13,733      1,567,174       23,965,855

0023AA            513,221            330         35,949          549,500  RDT&E
0023AB            322,224            206         22,570          345,000  O&MN
               ----------         ------      ---------       ----------
SUB               835,445            536         58,519          894,500
TOTAL

0024AA                  0              0              0                0  RDT&E
0024AB             37,359             24          2,617           40,000  O&MN
0024AC            803,225            514         56,261          860,000  SCN
0024AD             46,699             30          3,271           50,000  FMS
               ----------         ------      ---------       ----------
SUB               887,283            568         62,149          950,000
TOTAL

0025AA            205,476            132         14,392          220,000  RDT&E
0025AB                  0              0              0                0  O&MN
               ----------         ------      ---------       ----------
SUB               205,476            132         14,392          220,000
TOTAL

0026AA            216,682            139         15,179          232,000  RDT&E
0026AB            359,527            285         25,188          385,000  SCN
0026AC             91,997             59          6,444           98,500  OPN
0026AD            800,423            512         56,065          857,000  O&MN
0026AE             18,680             12          1,308           20,000  FMS
0026AF             18,680             12          1,308           20,000  OTHER
0026AG             58,374             37          4,089           62,500  DBOF
0026AH              9,340              6            654           10,000  DOD-R&D
               ----------         ------      ---------       ----------
SUB             1,573,703          1,062        110,235        1,685,000
TOTAL

0027              555,272          4,395         38,869          598,536
               ----------         ------      ---------       ----------
SUB               555,272          4,395         38,869          598,536
TOTAL

0028AA            630,437            404         44,159          675,000 O&MN
0028AB          1,313,177            841         91,982        1,406,000  RDT&E,N
0028AC            396,941            255         27,804          425,000  SCN
0028AD            728,505            467         51,028          780,000  OPN
0028AE                  0              0              0                0  WPN
0028AF                  0              0              0                0  APN
0028AG                  0              0              0                0  FMS
0028AH                  0              0              0                0  DBOF
0028AJ                  0              0              0                0  OTHER
               ----------         ------      ---------       ----------
SUB             3,069,060          1,967        214,973        3,286,000
TOTAL

SUB
TOTAL TO       29,511,187         22,393      2,066,311       31,599,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54669
                                                             Modification P00113
                                                             Page 7 of 7



    ITEM         ESTIMATED           COM    FIXED FEE     AMOUNT     CATEGORY
SUB
TOTAL           29,511,187          22,393  2,066,311   31,599,891

0029AA                   0              0           0            0  FMS
0029AB                   0              0           0            0  FMS
0029AC                   0              0           0            0  FMS
0029AD                   0              0           0            0  FMS
0029AE                   0              0           0            0  FMS
0029AF                   0              0           0            0  FMS
0029AG                   0              0           0            0  FMS
0029AH                   0              0           0            0  FMS
0029AJ                   0              0           0            0  FMS
                ----------         ------   ---------   ----------
TOTAL                    0              0           0            0

0030AA                   0              0           0            0  RDT&E
0030AB                   0              0           0            0  O&MN
0030AC                   0              0           0            0  OPN
0030AD                   0              0           0            0  SCN
0030AE                   0              0           0            0  OTHER
0030AF                   0              0           0            0  DBOF
0030AG                   0              0           0            0  FMS
0030AH                   0              0           0            0  WPN
0030AJ                   0              0           0            0  APN
                ----------         ------   ---------   ----------
TOTAL                    0              0           0            0

SUB-TOTAL
TO DATE         29,511,187         22,393   2,066,311   31,599,891


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                                    COMPTEK
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P00113
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

 C        NOOO2489PD77501               0028      AC
              (LHD 4)

 C        NOOO2491PD77007               0028      AC
              (LHD 5)

 A        N0002494PD77027               0028      AC
              (LHD 6)


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR544669
           TI 95-X41
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  EN    1791611         8386    000      WB      WCL   O       068342   2D      000000   21808          429    0140      $100,000.00

  EP    1711611         8386    000      WB      WCL   0       068342   2D      000000   21879          429    0010      $ 80,000.00

  HM    1741611         8386    000      WB      WCL   0       068342   2D      000000   22202          4SE    001H      $ 20,000.00


       FY 89 EXT - Funds cited are authorized in accordance with PL 100-463.

       This document conveys authority to obligate $0.00 dollars within the FY89 and FY91 CSS Funding Limitation.

       This document conveys authority to obligate $20,000.00 dollars within the FY94 CSS Funding Limitation.

       LHD 4: Funds Expiration  5/96, OWLD  5/96
       LHD 5: Funds Expiration  9/95, OWLD 10/98
       LHD 6: Funds Expiration  9/98, OWLD 10/99

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $200,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               3-31-95                                                                                  MAY 31 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/s/ Marion C. Anthony                                                                     /s/ M. R. WAGNER
                                                                                          BY DIRECTION OF
CAPT. D.W. Rowland                                                                        CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supercedes NAVMAT 7300/10)


                                                                    COMPTEK
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208               P00113
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

 C        NOO02489PD77501               0028      AC
              (LHD 4)

 C        NOOO2491PD77007               0028      AC
              (LHD 5)

 C        N0002494PD77027               0028      AC
              (LHD 6)


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR544669
           TI 95-X34
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  DF    1791611         8386    000      WB      WCL   O       068342   2D      000000   21808          429    014H      $ 25,000.00

  DG    1711611         8386    000      WB      WCL   0       068342   2D      000000   21879          429    001C      $ 50,000.00

  KF    1741611         8386    000      WB      WCL   0       068342   2D      000000   22202          4SE    001E      $ 50,000.00


       FY 89 EXT - Funds cited are authorized in accordance with PL 100-463.

       This document conveys authority to obligate $0.00 dollars within the FY89 and FY91 CSS Funding Limitation.

       This document conveys authority to obligate $50,000.00 dollars within the FY94 CSS Funding Limitation.

       LHD 4: Funds Expiration  5/96, OWLD  5/96
       LHD 5: Funds Expiration  9/95, OWLD 10/98
       LHD 6: Funds Expiration  9/98, OWLD 10/99

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $125,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               28 MAR 95                                                                                MAY 31 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/s/ D.W. Rowland                                                                          /s/ M.R. WAGNER
                                                                                          BY DIRECTION OF
CAPT. D.W. Rowland, USN                                                                   CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208            P00113
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
            DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
            NUMBER             ACRN


- ---------------------------------------------------------------------------

C         N0002489PD77501               0028      AC
             (LHD 4)

C         N0002491PD77007               0028      AC
             (LHD 4)

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC

           N0002495FR54669
           TI 95-X32
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  DF    1791611         8386    000      WB      WCL   0       068342   2D      000000   21808         429    014H      $ 40,000.00

  DG    1711611         8386    000      WB      WCL   0       068342   2D      000000   21879         429    001C      $ 60,000.00

FY 89 EXT - Funds cited are authorized in accordance with PL 100-463.

This document conveys authority to obligate $0.00 dollars within the FY89 and FY91 CSS Funding Limitation.

LHD 4: Funds Expiration 5/96, OWLD 5/96
LHD 5: Funds Expiration 9/95, OWLD 10/98
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $100,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
                               28 MAR 95                                                                                MAY 25 1995
                                                     OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/s/ D. W. Rowland                                                                         /s/ M. R. Wagner
D. W. Rowland, USN                                                                        BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supercedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
- ---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE      PAGE 1 OF 7 PAGES
- ---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00112                            SEE BLK 16C           N00024- 95-FR-54665                5-03KF-54665
- ---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00024        7. ADMINISTERED BY (If other than Item 6)                 CODE S3305A
NAVAL SEA SYSTEMS COMMAND                             DCMAO BUFFALO
BUYER/SYMBOL: S. JONES/SEA 02522J                     1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HIGHWAY                          111 W. HURON STREET
ARLINGTON, VA 22242-5160                              BUFFALO, NY 14202
PHONE: Area Code 703/602-7904
- ---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

CEC No: 789995610                                                             ---------------------------------------------
                                                                                9B. DATED (SEE ITEM 11)
COMPTEK Federal Systems, Inc.
2732 Transit Road                                                             ---------------------------------------------
Buffalo, NY 14224-2523                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00024-90-C-5208
TIN NO: 16-1411419                                                         X  ---------------------------------------------
- -----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13) 90 MAR 30
CODE OTTJ6                           FACILITY CODE
- ---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ----------------------------------------------------------------------------------------------------------------------------
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

- ----------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

- ----------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- ----------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
X      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

- ----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     RICHARD L. SWIETER
                                                                     Contracting Officer
- ----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                               JUN 5 1995
_______________________________________                          By  /s/ Richard L. Swieter
(Signature of person authorized to sign)                             ---------------------------------
                                                                     (Signature of Contracting Officer)
- ----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                  30-105                            STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54665
                                                             Modification P00112
                                                             Page 2 of 7


A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $760,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:


1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $760,000.00 apportioned as follows:


                      EST                        FIXED
        ITEM          COST         COM            FEE           TOTAL
       ------       -------        ---           ------        -------
       0028AB       709,825        455           49,720        760,000





                    REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54665
                                                             Modification P00112
                                                             Page 3 of 7


4. Accordingly the amount funded to date is increased by $760,000.00 from $30,414,891.00 to a new total of $31,174,891.00 apportioned as follows:

                    EST
       ITEM         COST         COM       FIXED FEE       TOTAL    CATEGORY
       ----         ----         ----      ---------       -----    --------
       0001AA     1,284,239        763       89,898      1,374,900  RDT&E,N
       0001AB        84,066         50        5,884         90,000  FMS
       0001AC       611,810        365       42,825        655,000  O&MN
       0001AD       672,523        401       47,076        720,000  OPN
       0001AE       186,812        111       13,077        200,000  SCN
       0001AH       233,514        141       16,345        250,000  OTHER AGENCY
       0004AC        46,703         28        3,269         50,000  SCN
       0005AA        46,703         28        3,269         50,000  RDT&E
       0005AB       802,358        477       56,165        859,000  SCN
       0005AD       513,733        306       35,961        550,000  OTHER AGENCY
       0007AA       842,803        500       58,997        902,300  RDT&E
       0007AB       119,558         73        8,369        128,000  FM5
       0007AC       520,272        309       36,419        557,000  O&MN
       0007AD       817,303        486       57,211        875,000  OPN
       0007AE       910,710        540       63,750        975,000  SCN
       O007AF       382,965        228       26,807        410,000  DBOF
       0007AG        56,044         33        3,923         60,000  NAVAIR RDT&E
       0007AH       289,559        172       20,269        310,000  SPAWAR OPN
       0007AJ        46,703         28        3,269         50,000  NAVAIR NG
       0007AK       373,624        222       26,154        400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100       11,769        180,000  SCN
       0011AD       177,472        105       12,423        190,000  SPAWAR RDT&E
       0011AE       158,790         94       11,116        170,000  SCN
                    -------         --       ------        -------
       SUB TOTAL  9,346,395      5,560      654,245     10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54665
                                                 Modification P00112
                                                 Page 4 of 7


   ITEM       ESTIMATED      COM     FIXED FEE     AMOUNT        CATEGORY
SUB-TOTAL      9,346,395      5,560    654,245    10,006,200

0012AA           760,704        462     53,234       814,400  O&MN
0012AB         1,358,597        817     95,086     1,454,500  RDT&E
0012AC            94,531         57      6,616       101,204  FM5
0012AD         1,516,903        907    106,190     1,624,000  OPN
0012AF            14,945          9      1,046        16,000  FMS
0012AG            35,303         21      2,472        37,796  FMS
0012AH            18,681         11      1,308        20,000  FMS
0012AJ            18,681         11      1,308        20,000  FMS
0012AK            23,351         14      1,635        25,000  FMS
0012AL            84,064         50      5,886        90,000  FMS
0012AM            42,032         25      2,943        45,000  FMS
0012AN            42,032         25      2,943        45,000  FMS
0012AP            82,196         49      5,755        88,000  SPAWAR/OPN
0012AQ           240,053        144     16,803       257,000  DBOF
0012AR             4,670          3        327         5,000  OTHER
0012AS           102,695         67      7,188       109,950  OTHER/DBOF
                 -------         --      -----       -------
SUB-TOTAL      4,439,438      2,672    310,740     4,752,850

SUB-TOTAL
TO DATE       13,785,833      8,232    964,985   14,759,050

                                                           N00024-90-C-5208
                                                           N00024-95-FR-54665
                                                           Modification P00112
                                                           Page 5 of 7


   ITEM         ESTIMATED       COM       FIXED FEE     AMOUNT         CATEGORY
SUB
TOTAL           13,785,833          8,232    964,985    14,759,050


0012AT             112,087             67      7,846      120,000      FMS
0012AU             112,087             67      7,846      120,000      FMS
0012AV              51,373             31      3,596       55,000      FMS
0012AW              18,681             11      1,308       20,000      FMS
0012AX              46,703             28      3,269       50,000      FMS
0012AY              46,703             28      3,269       50,000      FMS
0012AZ              18,681             11      1,308       20,000      FMS
0012BA               4,670              3        327        5,000      FMS
0012BB             168,130            101     11,769      180,000      FMS
0013AA             233,520            145     16,335      250,000      OPN
                ----------         ------  ---------    ---------
TOTAL              812,635            492     56,873      870,000


0017AA           1,071,486            693     75,046    1,147,225      RDT&E
0017AC             369,859            241     25,900      396,000      O&MN
0017AD           1,499,061            962    104,977    1,605,000      OPN
0017AE           1,821,483          1,171    127,546    1,950,200      SCN
0017AF              46,700             31      3,269       50,000      OTHER
0017AG             405,517            260     28,403      434,180      DBOF
0017AH              36,613             23      2,564       39,200      FMS
0017AJ             152,241            100     10,659      163,000      WPN
0017AK              56,039             36      3,925       60,000      APN
0017AL              70,050             47      4,903       75,000      O&MN
                ----------         ------  ---------    ---------
TOTAL            5,529,049          3,564    387,192    5,919,805


0022AA             819,101            524     57,375      877,000      RDT&E
0022AB                   0              0          0            0      FMS
0022AC             348,375            223     24,402      373,000      O&MN
0022AD             962,000            616     67,384    1,030,000      OPN
0022AE              93,398             60      6,542      100,000      SCN
0022AF                   0              0          0            0      DBOF
0022AG              34,557             22      2,421       37,000      WPN
0022AH                   0              0          0            0      APN
                ----------         ------  ---------    ---------
TOTAL            2,257,431          1,445    158,124    2,417,000

SUB-TOTAL
TO DATE         22,384,948         13,733  1,567,174   23,965,855

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54665
                                                 Modification P00112
                                                 Page 6 of 7

  ITEM        ESTIMATED        COM        FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          22,384,948         13,733  1,567,174   23,965,855

0023AA            513,221            330     35,949      549,500  RDT&E
0023AB            322,224            206     22,570      345,000  O&MN
                  -------            ---     ------      -------
SUB               835,445            536     58,519      894,500
TOTAL

0024AA                  0              0          0            0  RDT&E
0024AB             37,359             24      2,617       40,000  O&MN
0024AC            803,225            514     56,261      860,000  SCN
0024AD             46,699             30      3,271       50,000  FMS
                  -------            ---     ------      -------
SUB               887,283            568     62,149      950,000
TOTAL

0025AA            205,476            132     14,392      220,000  RDT&E
0025AB                  0              0          0            0  O&MN
                  -------            ---     ------      -------
SUB               205,476            132     14,392      220,000
TOTAL

0026AA            216,682            139     15,179      232,000  RDT&E
0026AB            359,527            285     25,188      385,000  SCN
0026AC             91,997             59      6,444       98,500  OPN
0026AD            800,423            512     56,065      857,000  O&MN
0026AE             18,680             12      1,308       20,000  FMS
0026AF             18,680             12      1,308       20,000  OTHER
0026AG             58,374             37      4,089       62,500  DBOF
0026AH              9,340              6        654       10,000 DOD-R&D
                  -------            ---     ------      -------
SUB             1,573,703          1,062    110,235    1,685,000
TOTAL

0027              555,272          4,395     38,869      598,536
                  -------          -----     ------      -------
SUB               555,272          4,395     38,869      598,536
TOTAL

0028AA            630,437            404     44,159      675,000  O&MN
0028A8          1,313,177            841     91,982    1,406,000  RDT&E,N
0028AC                  0              0          0            0  SCN
0028AD            728,505            467     51,028      780,000  OPN
0028AE                  0              0          0            0  WPN
0028AF                  0              0          0            0  APN
0028AG                  0              0          0            0  FMS
0028AH                  0              0          0            0  DBOF
0028AJ                  0              0          0            0  OTHER
                  -------            ---     ------      -------
SUB             2,672,119          1,712    187,169    2,861,000
TOTAL

SUB
TOTAL TO       29,114,246         22,138  2,038,507   31,174,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54665
                                                             Modification P00112
                                                             Page 7 of 7




 ITEM           ESTIMATED          COM      FIXED FEE  AMOUNT      CATEGORY
SUB
TOTAL           29,114,246         22,138   2,038,507  31,174,891

0029AA                   0              0           0           0  FMS
0029AB                   0              0           0           0  FMS
0029AC                   0              0           0           0  FMS
0029AD                   0              0           0           0  FMS
0029AE                   0              0           0           0  FMS
0029AF                   0              0           0           0  FMS
0029AG                   0              0           0           0  FMS
0029AH                   0              0           0           0  FMS
0029AJ                   0              0           0           0  FMS
                         -              -           -           -
TOTAL                    0              0           0           0


0030AA                   0              0           0           0  RDT&E
0030A8                   0              0           0           0  O&MN
0030AC                   0              0           0           0  OPN
0030AD                   0              0           0           0  SCN
0030AE                   0              0           0           0  OTHER
0030AF                   0              0           0           0  DBOF
0030AG                   0              0           0           0  FMS
0030AH                   0              0           0           0  WPN
0030AJ                   0              0           0           0  APN
                         -              -           -           -
TOTAL                    0              0           0           0


SUB-TOTAL
TO DATE         29,114,246         22,138   2,038,521  31,174,905


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                                 Page 1 of 1
- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208            P00112                95     02     16
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

A         N0002495AF115XZ               0028      AB


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X38
           N0002495FR54665
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  LR    1751319         15XZ    000      E3      SDF   O       068342   2D      980360       U2178     ETS    ETSO       475,000.00

                                                *** PE 0604755N IS APPLICABLE. ***
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          TOTAL          475,000.00
17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
                                                   18. COMPTROLLER CLEARANCE                        GRAND TOTAL         $760,000.00
                                                   ---------------------------------------------------------------------------------
SIGNATURE                                                                          SIGNATURE
                               DATE                                                                                     DATE
                               05/25/95                                                                                 MAY 31 1995
/s/Linda D. Granton / or                           OBLIGATION OF FUNDS IS AUTHORIZED
J. NICHOLS, PEO TAD-D12                            IN AMOUNTS SHOWN IN COLUMN 16 ABOVE   /S/J. L. GARRIS

                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208              P00112
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          NOOO2495AF185YV               0028      AB
          P.E. 64567N

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54665
           TI-95-X11
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  LP    1751319         85YV    000      SA      S3D   0       068342   2D      980360       S1803     ETS    ETSO      $200,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $200,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
/s/Alan L. Brauer              02/08/95                                                   /s/J. E. Pritchett            04/28/95
ALAN L. BRAUER (SEA 03DF)                          OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)


- ---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)    2. SUPPL PIN         3. DATE EFFECTIVE
                                                   YR.    MO.    DA.
    N0002490C5208              P00112
- ---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
- ---------------------------------------------------------------------------

          NOOO2495AF185YV               0028      AB
          P.E. 64567N

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54665
           TI-95-X11
  ----------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------

  LP    1751319         85YV    000      SA      S3D   0       068342   2D      980360       S1803     ETS    ETSO      $ 85,000.00


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 85,000.00
- ------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER
- ------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                          18. COMPTROLLER CLEARANCE              SIGNATURE
                               DATE                                                                                     DATE
/s/Alan L. Brauer              02/08/95                                                   /s/J. E. Pritchett            04/28/95
ALAN L. BRAUER (SEA 03DF)                          OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)
